[GRAPHIC OMITTED]
 Lord Abbett
 Balanced Fund
 High Yield Fund
 Limited Duration U.S. Government Fund
 U.S. Government Fund

[GRAPHIC OMITTED]

2001 SEMIANNUAL
REPORT

For the Six-Month Period
Ended May 31,2001

"For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction."


[GRAPHIC OMITTED]

LORD ABBETT IS PROUD TO ANNOUNCE to shareholders that five of our mutual funds won Mutual Funds' 2001 "Best in Class" awards for their superior risk-adjusted performance.*

The magnitude of this achievement is perhaps best summed up by John Curran, Managing Editor of Mutual Funds. "For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction," said Curran. "This is an extraordinarily difficult list for a fund to get on. For a firm to have one fund make the list is great; to place five funds across several categories is a remarkable accomplishment."

We attribute this recognition to the hard work and dedication of our investment management research teams. You can be confident that the same investment diligence is applied in the management of all our Funds as we strive to achieve strong risk-adjusted returns for shareholders.


* The Mutual Funds "Best in Class" awards are awarded to funds with a three-year history based on two superior risk-adjusted ratings: the Morningstar Category Rating and the Sharpe Ratio.

     For complete information about any Lord Abbett Fund including, risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Please review it carefully before investing.

Report to shareholders
For the six-month period ended May 31, 2001

--------------------------------------------------------------------------------
Dear Shareholders: We are pleased to provide you with this six-month overview of your Fund's strategies and performance for the period ended May 31, 2001. On this and the following pages, the senior members of the Funds' investment teams discuss the factors that influenced our performance results.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Sincerely,
/s/ Robert S. Dow
Robert S. Dow
Chairman
--------------------------------------------------------------------------------

In this review:

o    Bond investors worry about inflation.

o    Corporate bond issuance hits record high.

o    Stocks weighed down by earnings concerns.


Market Review Given increasing evidence of a slowdown in the U.S. economy, the Federal Reserve Board (the Fed) initiated a series of aggressive rate cuts in the period--five 0.50% cuts in the Fed Funds rate in as many months--in an attempt to boost the economy. Although surprised by the first rate cut on January 3, the need for the Fed to act was not in dispute among bond investors. December 2000, and much of the prior nine months for that matter, had been dismal for the stock market, and economic data provided nothing to cheer about. A serious slowdown, after all, had been indicated by the unusually inverted Treasury yield curve, which showed short-term bonds yielding more than either intermediate- or long-term bonds; the bond market was pricing in a possible recession. Monetary easing was the correct prescription, particularly according to bond investors.

    With the fourth and fifth rate cuts in April and May, however, bond investors feared the pendulum was about to swing in the wrong direction, i.e., the Fed's monetary easing and rate cutting might be adding too much liquidity to the economy. Yields on 30-year Treasury bonds rose to a 12-month high, indicating that investors expected a hefty premium for making an investment whose returns could be eroded by inflation. The spread (or difference) between yields on short-term and longer-term Treasuries widened for much of the period as investors showed a clear preference for shorter-term securities.

    Meanwhile, non-Treasury debt securities--or spread products--responded positively to the Fed's lowering of interest rates. Unwilling, or unable, to issue new stock in a declining equity environment, companies took advantage of favorable borrowing costs (lower interest rates) to obtain new funding in the bond market. Investment-grade corporate bond issuance reached a record $81.2 billion,(1) exceeding a record set in January this year.

    The high-yield market enjoyed one of its best six months of performance on record during this semiannual reporting period. From November 30, 2000 through May 31, 2001, domestic high-yield bonds outperformed (+6.5%)(2) investment-grade corporate bonds (+5.0%)(2) and the Dow Jones Industrials (+5.7%).(3) The Fed's decision to lower short-term interest rates helped build investor confidence in the credit markets by giving investors reason to believe that the capital markets would be more accommodating to corporate borrowers and that the U.S. economy would enjoy a soft landing. Cash inflows into high-yield

Table of Contents

Balanced Fund -- 3
Schedule of Investments -- 4

High Yield Fund -- 5
Schedule of Investments -- 6

Limited Duration Fund -- 10
Schedule of Investments -- 11

U.S.Government Fund -- 14
Schedule of Investments -- 15

Data on All Funds

Statements of Assets
and Liabilities-- 19

Statements of Operations-- 20

Statements of Changes
in Net Assets-- 21

Financial Highlights-- 23

Notes to Financial
Statements-- 30

  "Companies took advantage of favorable borrowing costs (lower interest rates) to obtain new funding in the bond market."

mutual funds of $7.7 billion year-to-date represented a sharp reversal of last year's market environment and helped lead to robust capital formation, as over $50 billion in new high-yield issuance was brought to market.(4)

    Equity markets, meanwhile, had little to celebrate. Although there was a brief upturn in April, for the most part stocks remained weighed down by earnings concerns. Few companies were able to see beyond the economic clouds; earnings projections were either gloomy or unreliable. Moreover, economic data provided mixed signals, adding to the level of uncertainty.

Outlook While challenging in many ways, the investment climate of the past six months has provided our investment managers with some interesting opportunities for gains, as you will read in the pages that follow. Our investment philosophy is consistent and focused on seeking value in the marketplace while managing risk; but our portfolio management remains flexible, enabling us to take advantage of shifts in the market or the current economic environment.

    As we move forward, we are more aware than ever of the need to remain flexible. We believe the Fed's cycle of interest-rate cuts is coming to an end and any additional cut at the Fed's next regularly scheduled meeting in August will be moderate, barring a more significant weakening of the economy--which we do not anticipate. Although nothing suggests a return to boom times and recessionary risks remain, in our opinion much of the weakness has passed and the economy is likely positioned for at least a moderate reacceleration in coming months. We believe the next significant move in interest rates, therefore, may be up, but we do not expect that to happen before mid-2002. More important, such a shift is neither unprecedented nor will it be without opportunities for the Funds we manage.



(1)  Thomson Financial, Newark, New Jersey as of 5/31/01.

(2) Source: Lipper Inc. (C)2001 REUTERS All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. The following Lipper benchmarks were used: Lipper High Current Yield Funds Average includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities. Lipper Intermediate Investment Grade Debt
     Average  includes  funds  that  invest  at  least  56% of their  assets  in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

(3) The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.

(4)  Stone & Youngberg LLC.

[PHOTO]

Senior Investment Team Members from left to right: Christopher J. Towle, Eli M. Salzmann, Robert G. Morris, Robert I. Gerber, Zane E. Brown and Robert S. Dow

"We believe current equity market conditions demand, more than ever, careful bottom-up analysis."

Standardized Average Annual Total Returns
For Class A shares for the period
ended 3/31/01 with all distributions reinvested:

One year, -3.62%; Five years, 8.07%; Life of Fund*, 10.22%
*Fund returns since inception, 12/27/94

Lord Abbett Balanced Fund
For the six-month period ended May 31, 2001

In this letter:

o Underweight technology position helped performance.

o Careful stock-picking key to gains.

o High-yield bonds rally.


The Balanced Fund(1) uses a "fund of funds" approach which generally divides assets approximately 60%-40% between Lord Abbett Affiliated Fund (equity) and Lord Abbett Bond-Debenture Fund (fixed-income).(2) The Balanced Fund posted positive performance (+6.4%)(3) for Class A shares for the six-month period ended May 31, 2001, largely reflecting gains in the Bond-Debenture Fund. A summary of the performance of both the equity and fixed-income portfolios is provided below.

Affiliated Fund(1) Portfolio Performance (Approximately 60% of the Balanced Fund's portfolio) Many of the strategies that helped the Affiliated Fund post strong performance last year came under pressure in the first four months of the new fiscal year. Nonetheless, the Fund posted a 5.2 %(3) return (Class A Shares) for the period, largely reflecting our rigorous, bottom-up stock selection process, as well as our underweight position in technology and highly diversified portfolios. The Fund outperformed its peer group, the Lipper Large-Cap Value Funds Average (+4.9%),(4) but underperformed its benchmark, the S&P 500/Barra Value Index (+6.1%).(5) On the plus side, the portfolio's overweight position in basic industry stocks benefited performance, as this sector outperformed the market in general. Select energy holdings also fared well, as did some capital goods stocks, which were up significantly by the end of the period. Detracting from performance was the portfolio's underweight position in consumer cyclical stocks, such as retail stocks, a sector which proved to be one of the market's better performers in the period. Portfolio holdings in the financial services and technology sectors also came under pressure.

    We plan to maintain our overweight position in electric utility stocks, and will continue to increase our exposure to transportation stocks, particularly railroads, which, we believe, will reap long-term benefits from recent consolidation activity. In addition, as fuel (oil) prices level off and hopefully come down, rail stocks are likely to perform well due to lowered costs of operation. We believe current equity market conditions demand, more than ever, careful bottom-up analysis with what has turned out to be clearly a stock pickers' market.

Balanced Fund
                  Class A  Class B   Class C

 Net asset value   $11.51   $11.50    $11.49

       Dividends   $ 0.32   $ 0.28    $ 0.28

   Capital gains   $ 0.52   $ 0.52    $ 0.52

 Total returns(3)    6.4%     6.1%      6.1%

         Six-month period ended May 31, 2001

"Our focus on companies with sound fundamentals and relatively healthy balance sheets again proved valuable to the Fund."


Bond-Debenture(1) Fund Portfolio Performance (Approximately 40% of the Balanced Fund's portfolio) The Bond-Debenture Fund posted positive performance for the period (+8.1%)(3) for Class A shares, significantly outperforming its peer group as measured by the Lipper High Current Yield Funds Average (+6.5%).(4) This favorable performance reflected the overall rally in the high-yield bond market, which responded well to the Fed's aggressive lowering of interest rates. In particular, our holdings in high-yield bonds issued by mid-cap companies with sound fundamentals enjoyed solid price appreciation. Late in the period, additional performance was also achieved in our convertible bond holdings, as we sold select holdings of convertible bonds issued by firms in business services and healthcare and harvested profits for the portfolio. Earlier, the convertible market had provided a distinct challenge to the Fund as corporate earnings difficulties dragged prices down in this sector. In this regard, our focus on companies with sound fundamentals and relatively healthy balance sheets again proved valuable to the Fund.

    Looking forward, we anticipate the Fed will not move as aggressively in lowering interest rates as it has over the past five months and may even end the current cycle of interest rate moves. As the Fed's rate cuts and monetary easing filter through the economy, firms will find easier access to credit, risk will diminish, and the historically high yields experienced over the past five months will be reduced. Nonetheless, we anticipate continuing opportunity in the high-yield market; our focus there will be on the bonds of those firms with low debt levels and strong revenue streams. In the business services sector, we will continue to seek bonds of firms with economies of scale and expanding customer bases. We intend to keep our exposure to the highly leveraged telecommunications sector extremely low.


                               Schedule of Investments (unaudited)
                               Balanced Fund May 31, 2001

                               Investments                                                                  Shares           Value
----------------------------------------------------------------------------------------------------------------------------------
Investments in Underlying Funds 98.71%
----------------------------------------------------------------------------------------------------------------------------------
                               Lord Abbett Affiliated Fund, Inc. - Class Y                              4,695,856    $  72,316,190
                               Lord Abbett Bond-Debenture Fund, Inc. - Class Y                          4,531,609       37,702,152
                               Lord Abbett Total ReturnFund - Class Y                                   1,179,941       12,000,000
                               Total Investments in Underlying Funds (Cost $123,012,588)                               122,018,342
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment 0.87%                                                                        Principal Amount
----------------------------------------------------------------------------------------------------------------------------------
Discount Note                  Federal Home Loan Bank 4.09% due 6/1/2001 (Cost $1,073,000)             $1,073,000        1,073,000

                               Total Investments 99.58% (Cost $124,085,588)                                          $ 123,091,342

                       See Notes to Financial Statements

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. (1) The Balanced Fund and its underlying Funds are actively managed and, as a result, its asset allocation, and those of its underlying Funds, may change from time to time.

(2) At 5/31/01, assets of Lord Abbett Balanced Fund were revised; assets were divided approximately 60%, 30%, and 10% between Lord Abbett Affiliated Fund (equity), Lord Abbett Bond-Debenture Fund (fixed income), and Lord Abbett Total Return Fund (fixed income), respectively.

(3) Reflects the percent change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current Prospectus.

(4) The Lipper Large-Cap Value Funds Average is based on a universe of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. The Lipper High Current Yield Funds Average includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities. Source: Lipper Inc. (C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

(5) S&P 500/Barra Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratio. This splits the Index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains firms with lower price-to-book ratios; conversely, the Growth Index has firms with higher price-to-book ratios.

[PHOTO]

Senior Investment Team Members from left to right: Thomas J. Baade,  Christopher
J. Towle, Richard S. Szaro and Michael S. Goldstein


"Credit selection will be a critical ingredient of success in the high-yield market in the year ahead."

Standardized Average Annual Total Returns
For Class A shares for the period
ended 3/31/01 with all distributions reinvested:

One year,-1.25%;Life of Fund*,=1.56%
*Fund returns since inception, 12/31/98


Lord Abbett High Yield Fund
For the six-month period ended May 31, 2001

In this letter:

o Credit selection key to success.

o Telecommunications exposure reduced.

o High-yield bonds with sound fundamentals favored.


Portfolio Performance(1) The Fund posted positive returns for the first six months (November 2000-May 31, 2001) of its fiscal year (+9.3%)(2) for Class A shares, outperforming its benchmark, the Merrill Lynch High Yield Master II Index (+8.6%).(3)

    In the overall market, higher-rated, high-yield bonds generally outperformed lower-rated issues and the market continued to exhibit a bifurcated distribution among different industry sectors. Strength was evident in many industries even as the beleaguered telecommunications sector remained under pressure.

    Performance was bolstered by strong returns among certain holdings in the cable sector, some of our bonds issued by firms in cyclical industries, and a rebound among other credits that had come under pressure late last year when the capital markets contracted. The Fund also benefited from holdings in the food/beverage and retail sectors. Negatively affecting performance were some of the portfolio's holdings issued by firms in the nutritional supplement category and telecommunications sector. We reduced the portfolio's exposure to losses in the telecommunications sector by maintaining a bias towards tower and wireless telecommunications securities and placing less emphasis upon wireless and long-distance companies.

    Credit selection will be a critical ingredient of success in the high-yield market in the year ahead. Although there are signs that the leveraged lending environment has begun to improve, the credit markets are still challenging as evidenced by still daunting default rates. Our focus will continue to be on stable credits in asset-rich industries, including broadcasting, cable, and energy, and on companies with sound fundamentals and credible earnings visibility.


                  Class A  Class B   Class C  Class Y

 Net asset value    $8.70    $8.68     $8.69    $8.68

       Dividends    $0.46    $0.44     $0.43    $0.48

 Total returns(2)    9.3%     9.0%      9.1%     9.4%

                  Six-month period ended May 31, 2001

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) The High Yield Fund is actively managed and, as a result, its asset allocations may change from time to time.

(2) Reflects the percent change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current Prospectus.

(3) The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee high-yield bonds. Issues included in the Index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                               Schedule of Investments (unaudited)
                               High Yield Fund May 31, 2001


                                                                                                             Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon       Maturity       Currency
                               Investments                                          Rate           Date           (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments 96.40%
------------------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate Debt 88.43%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense 1.66%        Alliant Techsystems, Inc.*                          8.50%       5/15/2011      USD   500   $  507,500
                               BE Aerospace                                        9.50%       11/1/2008      USD   250      258,750
                                                                                                                         -----------
                               Total                                                                                         766,250
------------------------------------------------------------------------------------------------------------------------------------
Airlines 0.94%                 America West Airlines, Inc.                        10.75%        9/1/2005      USD   450      434,250
------------------------------------------------------------------------------------------------------------------------------------
Automotive 1.91%               Delco Remy Intl., Inc.*                            11.00%        5/1/2009      USD   250      261,250
                               Oshkosh Truck Corp.                                 8.75%        3/1/2008      USD   500      503,750
                               Tenneco Automotive, Inc.                          11.625%      10/15/2009      USD   250      120,000
                                                                                                                         -----------
                               Total                                                                                         885,000
------------------------------------------------------------------------------------------------------------------------------------
Broadcasters 5.34%             Allbritton Communications Co.                       9.75%      11/30/2007      USD   500      517,500
                               Cumulus Media, Inc.                               10.375%        7/1/2008      USD   500      502,500
                               Interep National Radio Sales, Inc.                 10.00%        7/1/2008      USD   250      203,750
                               Sinclair Broadcasting Group, Inc.                  10.00%       9/30/2005      USD   750      761,250
                               TV Azteca, S.A. de CV                              10.50%       2/15/2007      USD   500      483,125
                                                                                                                         -----------
                               Total                                                                                       2,468,125
------------------------------------------------------------------------------------------------------------------------------------
Cable 10.90%                   Charter Communications Holdings Capital            10.00%       5/15/2011      USD   300      307,500
                               Charter Communications Holdings Capital            10.75%       10/1/2009      USD   700      747,250
                               Comcast UK Cable Partners Ltd.(a)             0.00/11.20%  11/15/2000 & 2007   USD   750      603,750
                               CSC Holdings, Inc.                                  9.25%       11/1/2005      USD   500      520,000
                               Echostar Broadband Corp.                          10.375%       10/1/2007      USD   250      256,875
                               Frontiervision Holdings Capital(a)           0.00/11.875%   9/15/2001 & 2007   USD 1,000    1,032,500
                               Globo Communicacoes Participacoes S.A.*           10.625%       12/5/2008      USD   500      413,750
                               Insight Communications(a)*                    0.00/12.25%   2/15/2006 & 2001   USD   500      291,250
                               NTL Communications Corp.(a)                  0.00/12.375%   10/1/2003 & 2008   USD   500      265,000
                               Telewest Communications plc(a)                 0.00/9.25%   4/15/2004 & 2009   USD   500      276,250
                               United Pan-Europe Communications(a)           0.00/12.50%    8/1/2004 & 2009   USD   600      159,000
                               United Pan-Europe Communications                   11.25%       11/1/2009      USD   300      167,250
                                                                                                                         -----------
                               Total                                                                                       5,040,375
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods 1.75%            Agco Corp.*                                         9.50%        5/1/2008      USD   250      246,250
                               Terex Corp.*                                      10.375%        4/1/2011      USD   250      260,000
                               The Manitowoc Co., Inc.*                          10.375%       5/15/2011      USD   350      304,821
                                                                                                                         -----------
                               Total                                                                                         811,071
------------------------------------------------------------------------------------------------------------------------------------
Chemicals 1.32%                Huntsman Corp.*                                     9.50%        7/1/2007      USD   250      168,750
                               Texas Petrochemical Corp.                         11.125%        7/1/2006      USD   500      442,500
                                                                                                                         -----------
                               Total                                                                                         611,250
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products 1.67%        Chattem, Inc.                                      12.75%       6/15/2004      USD   100      102,094
                               Riddell Sports, Inc.                               10.50%       7/15/2007      USD   250      165,000
                               Steinway Musical Instruments*                       8.75%       4/15/2011      USD   500      505,000
                                                                                                                         -----------
                               Total                                                                                         772,094
------------------------------------------------------------------------------------------------------------------------------------
Containers 1.00%               Portola Packaging, Inc.                            10.75%       10/1/2005      USD   250      221,250
                               Sweetheart Cup Co., Inc.                           10.50%        9/1/2003      USD   250      238,750
                                                                                                                         -----------
                               Total                                                                                         460,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Media 1.61%        Heritage Media Corp.                                8.75%       2/15/2006      USD   250      257,500
                               Lamar Media Corp.                                  9.625%       12/1/2006      USD   250      261,875
                               The Ackerley Group, Inc.                            9.00%       1/15/2009      USD   250      222,500
                                                                                                                         -----------
                               Total                                                                                         741,875
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

6


                               Schedule of Investments (unaudited)(continued)
                               High Yield Fund May 31, 2001


                                                                                                              Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon       Maturity       Currency
                               Investments                                          Rate           Date           (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities 4.17%       AEI Holding Co.(b)*                                10.50%      12/15/2005      USD   250   $  151,250
                               AES Corp.                                          10.25%       7/15/2006      USD 1,000    1,030,000
                               Calpine Corp.                                       8.50%       2/15/2011      USD   750      744,805
                                                                                                                         -----------
                               Total                                                                                       1,926,055
------------------------------------------------------------------------------------------------------------------------------------
Energy 7.71%                   Belco Oil & Gas Corp.                              10.50%        4/1/2006      USD   500      503,125
                               Clark Oil & Refining Corp.                          9.50%       9/15/2004      USD   250      233,750
                               Cross Timbers Oil Co.                               9.25%        4/1/2007      USD   250      264,375
                               HS Resources, Inc.                                 9.875%       12/1/2003      USD 1,000    1,020,000
                               KCS Energy, Inc.                                   11.00%       1/15/2003      USD   300      303,750
                               Lone Star Technologies, Inc.*                       9.00%        6/1/2011      USD   350      354,375
                               Mission Resources Corp.*                          10.875%        4/1/2007      USD   350      358,750
                               Parker Drilling Co.                                 9.75%      11/15/2006      USD   500      523,750
                                                                                                                         -----------
                               Total                                                                                       3,561,875
------------------------------------------------------------------------------------------------------------------------------------
Food 3.89%                     Del Monte Foods Co.*                                9.25%       5/15/2011      USD   500      513,750
                               Gruma S.A. de CV                                   7.625%      10/15/2007      USD   500      446,250
                               Keebler Corp.                                      10.75%        7/1/2006      USD   500      523,668
                               Leiner Health Products, Inc.                       9.625%        7/1/2007      USD   225       18,563
                               Michael Foods*                                     11.75%        4/1/2011      USD   250      259,375
                               Twin Laboratories, Inc.                            10.25%       5/15/2006      USD   100       37,625
                                                                                                                         -----------
                               Total                                                                                       1,799,231
------------------------------------------------------------------------------------------------------------------------------------
Gaming 3.08%                   Mohegan Tribal Gaming Authority                     8.75%        1/1/2009      USD   500      520,000
                               Park Place Entertainment Corp.                     9.375%       2/15/2007      USD   350      369,688
                               Venetian Casino/LV Sands                           12.25%      11/15/2004      USD   500      535,000
                                                                                                                         -----------
                               Total                                                                                       1,424,688
------------------------------------------------------------------------------------------------------------------------------------
Healthcare 4.42%               Fresenius Medical Care Capital Trust                9.00%       12/1/2006      USD   500      513,125
                               Healthsouth Corp.                                  10.75%       10/1/2008      USD   500      546,533
                               Prime Medical Services, Inc.                        8.75%        4/1/2008      USD   500      437,500
                               Tenet Healthcare Corp.                              9.25%        9/1/2010      USD   250      287,500
                               Triad Hospitals, Inc.*                              8.75%        5/1/2009      USD   250      257,813
                                                                                                                         -----------
                               Total                                                                                       2,042,471
------------------------------------------------------------------------------------------------------------------------------------
Homebuilders 1.11%             D. R. Horton, Inc.                                 10.00%       4/15/2006      USD   500      512,500
------------------------------------------------------------------------------------------------------------------------------------
Hotels 2.78%                   Courtyard By Marriott II                           10.75%        2/1/2008      USD 1,000    1,036,250
                               Felcor Lodging*                                     8.50%        6/1/2011      USD   250      247,500
                                                                                                                         -----------
                               Total                                                                                       1,283,750
------------------------------------------------------------------------------------------------------------------------------------
Leisure 0.56%                  Six Flags, Inc.*                                    9.50%        2/1/2009      USD   250      260,314
------------------------------------------------------------------------------------------------------------------------------------
Minerals/Metals 0.58%          Century Aluminum Co.*                              11.75%       4/15/2008      USD   250      267,500
------------------------------------------------------------------------------------------------------------------------------------
Paper 0.32%                    Four M Corp.                                       12.00%        6/1/2006      USD   150      148,125
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control 1.12%        Allied Waste North America, Inc.                   10.00%        8/1/2009      USD   500      518,750
------------------------------------------------------------------------------------------------------------------------------------
Publishing/Printing 1.10%      R.H. Donnelley, Inc.                               9.125%        6/1/2008      USD   500      510,000
------------------------------------------------------------------------------------------------------------------------------------
Retail 2.46%                   Advanced Stores Co., Inc.                          10.25%       4/15/2008      USD   500      502,500
                               Amazon.com, Inc.(a)                           0.00/10.00%  5/1/2003 &2008      USD   500      333,125
                               McNaughton Apparel Group                           12.50%        6/1/2005      USD   250      299,063
                                                                                                                         -----------
                               Total                                                                                       1,134,688
------------------------------------------------------------------------------------------------------------------------------------
Services 2.26%                 Integrated Electrical Services*                    9.375%        2/1/2009      USD   250      249,688
                               Iron Mountain, Inc.                               10.125%       10/1/2006      USD   750      796,875
                                                                                                                         -----------
                               Total                                                                                       1,046,563
------------------------------------------------------------------------------------------------------------------------------------
Steel/Metals 1.80%             Armco, Inc.                                         9.00%       9/15/2007      USD   500      495,625
                               Bethlehem Steel                                   10.375%        9/1/2003      USD   250      145,938

                       See Notes to Financial Statements

                                                                               7


                               Schedule of Investments (unaudited)(continued)
                               High Yield Fund May 31, 2001


                                                                                                              Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon       Maturity       Currency
                               Investments                                          Rate           Date           (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
                               Republic Technologies Intl. LLC(b)                 13.75%       7/15/2009      USD   200   $   23,000
                               WCI Steel, Inc.                                    10.00%       12/1/2004      USD   250      166,250
                                                                                                                         -----------
                               Total                                                                                         830,813
------------------------------------------------------------------------------------------------------------------------------------
Technology 6.37%               DynCorp                                             9.50%        3/1/2007      USD   460      435,275
                               Exodus Communications, Inc.                       11.625%       7/15/2010      USD   850      569,500
                               Fisher Scientific Intl., Inc.                       9.00%        2/1/2008      USD   250      250,000
                               Globix Corp.                                       12.50%        2/1/2010      USD   350      131,250
                               L-3 Communications Holdings,Inc.                  10.375%        5/1/2007      USD 1,000    1,067,496
                               Packard Bioscience Co.                             9.375%        3/1/2007      USD   500      490,000
                                                                                                                         -----------
                               Total                                                                                       2,943,521
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications 14.11%      Alamosa Delaware, Inc.*                            12.50%        2/1/2011      USD   500      495,000
                               American Tower Corp.*                              9.375%        2/1/2009      USD   250      246,875
                               AMSC Acquisition Co., Inc.                         12.25%        4/1/2008      USD   250       71,250
                               Crown Castle Intl. Corp.                           10.75%        8/1/2011      USD   500      517,500
                               McleodUSA, Inc.                                   11.375%        1/1/2009      USD   500      377,500
                               Metromedia Fiber Network, Inc.                     10.00%      12/15/2009      USD   250      141,250
                               Nextel Communications, Inc.                        12.00%       11/1/2008      USD 1,000      932,500
                               Partner Communications Co. Ltd.                    13.00%       8/15/2010      USD   250      230,625
                               SBA Communications Corp.                           10.25%        2/1/2009      USD   750      733,125
                               Slovak Wireless Finance Co.(c)                     11.25%       3/30/2007      EUR   250      224,019
                               TeleCorp PCS, Inc.                                10.625%       7/15/2010      USD   750      740,624
                               Triton PCS Holdings, Inc.(a)                  0.00/11.00%  5/1/2003 &2008      USD   500      411,875
                               Versatel Telecom Intl. N.V.                       11.875%       7/15/2009      USD   350      178,500
                               Western Wireless Corp.                             10.50%        6/1/2006      USD   500      515,000
                               Williams Communications Group, Inc.               11.875%        8/1/2010      USD 1,000      555,000
                               Winstar Communications,Inc.(b)                     12.50%       4/15/2008      USD   750       21,563
                               XO Communications, Inc.                            12.50%       4/15/2006      USD   250      128,750
                                                                                                                         -----------
                               Total                                                                                       6,520,956
------------------------------------------------------------------------------------------------------------------------------------
Textiles 2.49%                 Galey & Lord, Inc.                                 9.125%        3/1/2008      USD   250      141,250
                               Interface, Inc.                                     9.50%      11/15/2005      USD   500      508,750
                               Levi Strauss & Co.                                11.625%       1/15/2008      USD   500      500,000
                                                                                                                         -----------
                               Total                                                                                       1,150,000
------------------------------------------------------------------------------------------------------------------------------------
                               Total High-Yield Corporate Debt (Cost $43,532,451)                                         40,872,090
------------------------------------------------------------------------------------------------------------------------------------

Investment-Grade Bonds 5.39%
------------------------------------------------------------------------------------------------------------------------------------
Automotive 0.55%               Navistar Intl.*                                    9.375%        6/1/2006      USD   250      255,000
------------------------------------------------------------------------------------------------------------------------------------
Broadcasters 1.03%             Fox/Liberty Networks Zero LLC(a)               0.00/9.75%8/15/2002 &2007       USD   500      477,500
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products 0.54%        Briggs & Stratton*                                 8.875%       3/15/2011      USD   250      250,625
------------------------------------------------------------------------------------------------------------------------------------
Paper 0.51%                    Georgia-Pacific                                    8.125%       6/15/2023      USD   250      234,231
------------------------------------------------------------------------------------------------------------------------------------
Services 0.61%                 Avis Group Holdings, Inc.                          11.00%        5/1/2009      USD   250      283,125
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications 2.15%       Clearnet Communications, Inc.(a)             0.00/10.125% 5/1/2004 &2009       USD   500      440,000
                               Rogers Wireless, Inc.*                             9.625%        5/1/2011      USD   200      206,000
                               Voicestream Wireless Corp.                        10.375%      11/15/2009      USD   300      344,250
                                                                                                                         -----------
                               Total                                                                                         990,250
------------------------------------------------------------------------------------------------------------------------------------
                               Total Investment-Grade Bonds (Cost $2,292,444)                                              2,490,731
------------------------------------------------------------------------------------------------------------------------------------
Convertible Debt 2.08%
------------------------------------------------------------------------------------------------------------------------------------
Advertising 0.87%              Getty Images, Inc.                                  5.00%       3/15/2007      USD   500      403,125
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment and
Instrument 0.32%               Corning, Inc.                                 Zero Coupon       11/8/2015      USD   250      147,813
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

8


                               Schedule of Investments (unaudited)(continued)
                               High Yield Fund May 31, 2001


                                                                                                              Principal
                                                                                                             Amount in
                                                                                                                 Local
                                                                                  Coupon       Maturity       Currency
                               Investments                                          Rate           Date           (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Technology 0.89%               Cypress Semiconductor Corp.                         3.75%        7/1/2005      USD   250   $  207,813
                               LSI Logic Corp.                                     4.00%       2/15/2005      USD   250      205,312
                                                                                                                         -----------
                               Total                                                                                         413,125
------------------------------------------------------------------------------------------------------------------------------------
                               Total Convertible Debt (Cost $945,477)                                                        964,063
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Coupon

Convertible Preferred Stocks 0.49%                                                  Rate                         Shares
------------------------------------------------------------------------------------------------------------------------------------
Cable 0.09%                    United GlobalCom, Inc.                              7.00%                          2,000       41,375
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities 0.40%       TXU Corp.                                           9.25%                          3,500      182,980
                               Total Convertible Preferred Stocks (Cost $264,273)                                            224,355
------------------------------------------------------------------------------------------------------------------------------------
Common Stock 0.01%
------------------------------------------------------------------------------------------------------------------------------------
Cable 0.01%                    United GlobalCom,Inc. (Cost $5,449)                                                  280        3,384
------------------------------------------------------------------------------------------------------------------------------------
Warrants 0.00%
------------------------------------------------------------------------------------------------------------------------------------
Steel/Metal 0.00%              Republic Technologies Intl. LLC* expiring 7/15/2009                                  200            2
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications 0.00%       Motient Corp.* expiring 4/1/2008                                                     250            3
------------------------------------------------------------------------------------------------------------------------------------
                               Total Warrants (Cost $7,503)                                                                        5
                               Total Long-Term Investments  (Cost $47,047,597)                                            44,554,628
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PrincipalAmount

Short-Term Investment 1.44%                                                                                       (000)
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper               Citicorp, Inc. 4.18% due 6/1/2001 (Cost $663,000)                                   $663      663,000
                               Total Investments 97.84% (Cost $47,710,597)                                               $45,217,628
------------------------------------------------------------------------------------------------------------------------------------

(a) Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined coupon rate.

(b)  Defaulted security.

(c)  Foreign security.

*    Restricted security under Rule 144A.


                       See Notes to Financial Statements

[PHOTO]


Senior Investment Team Members for both Limited Duration
U.S. Government Fund and U.S. Government Fund from left to right: Robert I. Gerber, Robert A. Lee and Walter H. Prahl

"We believe the outlook for
non-Treasury securities
remains favorable relative to
Treasuries."

Standardized Average Annual Total Returns For Class A shares for the period ended 3/31/01 with all distributions reinvested:

One year, 6.27%; Five years, 5.36%; Life of Fund*, 4.35% *Fund returns since inception, 11/4/93

Lord Abbett Limited Duration
U.S. Government Fund

For the six-month period ended May 31, 2001


In this letter:

o Profits driven by focus on non-Treasury securities.

o Exposure to mortgage-backed securities reduced.

o Portfolio's interest-rate sensitivity remains low.


Portfolio Performance(1) The Fund posted positive returns (+4.2%)(2) for Class A shares for the first six months (November 30, 2000-May 31, 2001) of the fiscal year. Gains largely reflected the portfolio's extensive holdings in non-Treasury securities or spread products, in particular bonds issued by Fannie Mae and Freddie Mac, which continued to offer attractive returns and greater potential for price appreciation relative to Treasuries.(3) The Fund also benefited from our decision early in the period to reduce the portfolio's exposure to high-coupon mortgage-backed securities (MBS) where prepayment risk was rising. Overall, securities in the portfolio remained well distributed among the one- to five-year maturity range as we attempted to keep the interest rate sensitivity of the Fund low.

    Looking ahead, we do not expect the Fed to continue its aggressive interest-rate cuts beyond the summer, nor do we anticipate interest rates moving back up again before the middle of next year. For the balance of 2001, therefore, we believe the outlook for non-Treasury securities remains favorable relative to Treasuries, although spreads may continue to narrow as markets consider the possibility of monetary tightening next year. Accordingly, we will maintain the portfolio's relatively large position in agency securities; this will include holdings in low-coupon mortgage-backed securities where risk of prepayments remains low.

                  Class A  Class C

 Net asset value    $4.43    $4.47

       Dividends    $0.20    $0.13

 Total returns(2)    4.2%     3.8%

Six-month period ended May 31, 2001



Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) The Limited Duration U.S. Government Fund's portfolio is actively managed and, as a result, allocations are subject to change.

(2) Reflects the percent change in net asset value and includes the reinvestment of all distributions. The Fund issues two classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current Prospectus.

(3) Unlike U.S. Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

                              Schedule of Investments (unaudited)
                              Limited Duration U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments 101.33%
------------------------------------------------------------------------------------------------------------------------------------
Agency Commercial              Federal National Mortgage Assoc.                    6.54%        1/1/2005      $   29    $     29,947
Mortgage-                      Federal National Mortgage Assoc.                    6.58%       11/1/2004         289         298,304
Backed Securities 4.35%        Federal National Mortgage Assoc.                   6.759%        4/1/2004          58          59,490
                               Federal National Mortgage Assoc.                    6.81%        8/1/2004          66          68,028
                               Federal National Mortgage Assoc.                    6.85%        8/1/2004          66          68,194
                               Federal National Mortgage Assoc.                   6.925%        4/1/2006          14          14,393
                               Federal National Mortgage Assoc.                    7.13%        5/1/2004         192         200,048
                               Federal National Mortgage Assoc.                   7.245%        9/1/2003         307         315,344
                                                                                                                        ------------
                               Total                                                                                       1,053,748
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage        Federal Home Loan Mortgage Corp. 1640 F            4.525%(a)   10/15/2007          45          45,330
Obligations 32.34%             Federal Home Loan Mortgage Corp. 1601 FA           4.525%(a)   10/15/2008         114         114,080
                               Federal Home Loan Mortgage Corp. 1558F             4.525%(a)    5/15/2022          58          58,140
                               Federal Home Loan Mortgage Corp. 1718 F            4.625%(a)    2/15/2021         263         263,286
                               Federal Home Loan Mortgage Corp. 1551 JA           4.675%(a)    7/15/2008         281         282,625
                               Federal Home Loan Mortgage Corp. 1491 F             5.00%       8/15/2019           3           2,979
                               Federal Home Loan Mortgage Corp. 1577 PG            5.50%       3/15/2021         623         627,161
                               Federal Home Loan Mortgage Corp. 2138 JC            5.75%       7/15/2007         356         359,511
                               Federal Home Loan Mortgage Corp. 2055 OA            6.00%      12/15/2005          13          13,538
                               Federal Home Loan Mortgage Corp. 1476G              6.00%       4/15/2006          33          33,057
                               Federal Home Loan Mortgage Corp. 1506 PG            6.00%      10/15/2006         268         269,499
                               Federal Home Loan Mortgage Corp. 1660 E             6.00%       1/15/2007       1,126       1,125,382
                               Federal Home Loan Mortgage Corp. 1655 E             6.00%       1/15/2007          42          42,202
                               Federal Home Loan Mortgage Corp. 1598 G             6.00%       2/15/2007          96          97,277
                               Federal Home Loan Mortgage Corp. 1605 BD            6.00%       4/15/2007          78          78,404
                               Federal Home Loan Mortgage Corp. 1531 I             6.00%       9/15/2007          53          53,494
                               Federal Home Loan Mortgage Corp. 2121 MA            6.00%       3/15/2008         267         267,778
                               Federal Home Loan Mortgage Corp. 1587 KA            6.00%       7/15/2008          44          44,163
                               Federal Home Loan Mortgage Corp. 1609 F             6.00%       6/15/2019          69          69,435
                               Federal Home Loan Mortgage Corp. 1658 AC            6.00%      10/15/2019          21          20,766
                               Federal Home Loan Mortgage Corp. 1541 F             6.25%       5/15/2019         114         115,301
                               Federal Home Loan Mortgage Corp. 1656 A             6.25%       7/15/2019         149         148,893
                               Federal Home Loan Mortgage Corp. G93-32 PG          6.25%      11/25/2019          91          90,992
                               Federal Home Loan Mortgage Corp. 1417 G             6.50%       7/15/2006          24          23,535
                               Federal Home Loan Mortgage Corp. 1218 H             6.50%       4/15/2016           0             486
                               Federal Home Loan Mortgage Corp. 1822 C             6.50%       4/15/2020           6           5,922
                               Federal Home Loan Mortgage Corp. 1477 F             6.65%       5/15/2018         100         100,450
                               Federal Home Loan Mortgage Corp. 1519 F             6.75%       3/15/2007          22          21,748
                               Federal Home Loan Mortgage Corp. 1890C              7.00%       8/15/2001          18          18,703
                               Federal Home Loan Mortgage Corp. 1451 G             7.00%       9/15/2006          31          31,475
                               Federal Home Loan Mortgage Corp. 1382 H             7.00%      11/15/2020           2           2,329
                               Federal Home Loan Mortgage Corp. 1432 G             7.25%      12/15/2006          17          17,001
                               Federal Home Loan Mortgage Corp. 1318 JB            7.50%      11/15/2001          15          14,734
                               Federal Home Loan Mortgage Corp. 1376 E             7.50%      12/15/2020           4           4,265
                               Federal Home Loan Mortgage Corp. 1332 I             7.50%       1/15/2021           4           4,235
                               Federal Home Loan Mortgage Corp. 1895 B             7.50%      12/15/2023           8           8,071
                               Federal Home Loan Mortgage Corp. 1254 I             8.00%       7/15/2021          15          14,733
                               Federal National Mortgage Assoc. 1996-53 FA        4.444%(a)   12/25/2003          43          43,459
                               Federal National Mortgage Assoc. 1993-209 F        4.494%(a)    8/25/2008         217         217,302
                               Federal National Mortgage Assoc. 1993-248 PA        4.50%       4/25/2023           6           6,193
                               Federal National Mortgage Assoc. 1994-89 FA        4.544%(a)    3/25/2009         429         428,932
                               Federal National Mortgage Assoc. 1997-70           4.544%(a)    7/18/2020          27          26,848



                       See Notes to Finanical Statements.


                                                                              11



                               Schedule of Investments (unaudited)(continued)
                               Limited Duration U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------

                               Federal National Mortgage Assoc. G94-1 F           4.544%(a)    1/25/2024      $   67      $   66,886
                               Federal National Mortgage Assoc. 1992-141 FA       4.594%(a)    8/25/2007         146         145,866
                               Federal National Mortgage Assoc. 1993-147 FG       4.644%(a)    8/25/2023           0             309
                               Federal National Mortgage Assoc. 1992-143 FC       4.694%(a)   10/25/2021          59          59,280
                               Federal National Mortgage Assoc. G92-53 F          4.844%(a)    4/25/2022          30          30,602
                               Federal National Mortgage Assoc. 1992-143 FI       5.496%(a)    4/25/2022          79          78,956
                               Federal National Mortgage Assoc. 1994-33 E          5.50%      11/25/2007           6           5,703
                               Federal National Mortgage Assoc. 1993-131 D         6.00%       6/25/2007          79          79,607
                               Federal National Mortgage Assoc. 1992-14 H          6.00%       3/25/2016          11          10,745
                               Federal National Mortgage Assoc. 1993-145 A         6.00%       8/25/2017          40          39,781
                               Federal National Mortgage Assoc. 1590 F             6.00%       1/15/2019         126         126,908
                               Federal National Mortgage Assoc. 1993-43 G          6.25%       1/25/2007         38           38,355
                               Federal National Mortgage Assoc. 1993-129E          6.25%       2/25/2007         115         115,972
                               Federal National Mortgage Assoc. 1993-93 E          6.25%       4/25/2007         423         424,339
                               Federal National Mortgage Assoc. 1993-85 PG         6.25%       5/25/2007          91          92,423
                               Federal National Mortgage Assoc. 1993-71 PG         6.25%       7/25/2007       1,009       1,013,546
                               Federal National Mortgage Assoc. 1993-103 PG        6.25%       6/25/2019          16          16,236
                               Federal National Mortgage Assoc. 1993-139 G         6.25%       7/25/2019          74          74,540
                               Federal National Mortgage Assoc. 1999-54 PA         6.50%      11/18/2010          43          42,879
                               Federal National Mortgage Assoc. 1992-125 J         6.50%       5/25/2021           8           7,995
                               Federal National Mortgage Assoc. 1994-75 OB         7.00%       7/25/2001          17          16,536
                               Federal National Mortgage Assoc. G92-53 A           7.00%       9/25/2002          33          33,496
                               Federal National Mortgage Assoc. 1992-153 L         7.00%      11/25/2005           4           4,084
                               Federal National Mortgage Assoc. 1993-8 G           7.00%       8/25/2006          27          27,443
                               Federal National Mortgage Assoc. 1993-20 EA         7.00%       9/25/2017          19          19,167
                               Federal National Mortgage Assoc. 1993-26 LC         7.50%      11/25/2001          43          43,027
                               Federal National Mortgage Assoc. 1992-131 H         7.50%       6/25/2021           5           5,304
                                                                                                                        ------------
                               Total                                                                                       7,833,699
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage     Federal Home Loan Mortgage Corp.                    6.00%    7/1-9/1/2001         419         419,347
Corporation Pass-Through       Federal Home Loan Mortgage Corp.                    6.50%        8/1/2003          27          27,419
Securities 27.73%              Federal Home Loan Mortgage Corp.                    6.50%       due on an       3,700       3,659,522
                                                                                         announced basis
                               Federal Home Loan Mortgage Corp.                    7.00%        9/1/2001          41          41,538
                               Federal Home Loan Mortgage Corp.                    7.00%       due on an         925         933,381
                                                                                         announced basis
                               Federal Home Loan Mortgage Corp.                    7.50%        6/1/2030       1,520       1,554,823
                               Federal Home Loan Mortgage Corp.                    8.00%        9/1/2001          33          33,481
                               Federal Home Loan Mortgage Corp.                    8.50%       12/1/2002          27          27,510
                               Federal Home Loan Mortgage Corp. Gold Program       6.00%        9/1/2001          19          19,301
                                                                                                                        ------------
                               Total                                                                                       6,716,322
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage      Federal National Mortgage Assoc.                    5.50%    2002 to 2003         364         364,490
Association Pass-Through       Federal National Mortgage Assoc.                    6.00%    2001 to 2028         176         172,243
Securities 20.87%              Federal National Mortgage Assoc.                    6.50%    2001 to 2011         853         862,100
                               Federal National Mortgage Assoc.                    7.00%    2005 to 2015       2,561       2,617,002
                               Federal National Mortgage Assoc.                    7.50%    2001 to 2016       1,008       1,039,999
                                                                                                                        ------------
                               Total                                                                                       5,055,834
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage   Government National Mortgage Assoc.                 6.50%       9/15/2002           5           5,292
Association Pass-Through       Government National Mortgage Assoc.                 7.00%       4/15/2028         193         196,128
Securities 1.40%               Government National Mortgage Assoc.                10.00%       6/15/2019          18          19,166
                               Government National Mortgage Assoc.                10.50%    2018 to 2020         106         117,820
                                                                                                                        ------------
                               Total                                                                                         338,406



                       See Notes to Finanical Statements.

12



                               Schedule of Investments (unaudited)(continued)
                               Limited Duration U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency

Debentures 14.06%              Federal National Mortgage Assoc.                    7.00%       7/15/2005      $3,213     $ 3,405,780
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                  U.S. Treasury Note Inflation Index                 3.875%       1/15/2009        125          140,301
Obligations 0.58%
------------------------------------------------------------------------------------------------------------------------------------
                               Total Long-Term Investments (Cost $24,456,520)                                             24,544,090
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment 15.99%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement           Morgan Stanley Dean Witter & Co. 4.15% due 6/1/2001 (Cost $3,874,000)           3,874       3,874,000
                               Total Investments 117.32% (Cost $28,330,520)                                             $ 28,418,090
------------------------------------------------------------------------------------------------------------------------------------

(a) Variable rate security. The interest rate represents the rate at May 31, 2001.

                       See Notes to Financial Statements.


In this letter:

o Treasury Inflation Protection bonds added to gains.

o Agency bonds boost performance.

o Exposure to premium mortgage securities reduced.

Lord Abbett U.S. Government Fund
For the six-month period ended May 31, 2001

Portfolio Performance(1)

The Fund's performance for the period was positive. For the six months ended May 31, 2001, the U.S. Government Fund returned 4.4% (2) for Class A shares. Contributing to the Fund's performance was the portfolio's relatively large position in agency bonds, specifically Fannie Mae and Freddie Mac debentures, which continued to offer a yield advantage relative to Treasuries. (3) Also benefiting performance were the portfolio's holdings in low-coupon mortgage-backed securities, where pre-payment risk was lower than in high-coupon mortgage securities. Overall, the portfolio's holdings were concentrated in the five- to ten-year maturity range. This was another factor underlying performance for the period sincelonger maturities did not fare as well in an environment of growing expectations for interest rate cuts by the Fed.


--------------------------------------------------------------------------------
Standardized Average Annual Total Returns

For Class A shares for the period ended 3/31/01 with all distributions reinvested:

One year, 6.85%; Five years, 5.64%; Ten years, 6.59%
--------------------------------------------------------------------------------

We also bought some Treasury Inflation Protection (TIP) bonds. First issued in 1997, TIPs are designed to offer investors protection against inflation by adding an inflation adjustment (as measured by the Consumer Price Index) to the principal amount, upon which the coupon payment is based. Our holdings in TIPs added to performance as investors' fear of inflation increased demand for these securities and sent prices higher. Demand was particularly strong in April and May, as the Fed continued to lower rates aggressively, raising concerns among bond investors that these actions could prove too expansionary.

Going forward, we anticipate an end to the cycle of interest-rate cuts initiated in January. We do not, however, expect rates to rise significantly for the remainder of 2001. In the remaining months of 2001, we expect the spread (or difference) between Treasury yields and those of agency securi-ties to narrow a bit and, therefore, remain optimistic about their relative price per-formance. Accordingly, we plan to maintain the portfolio's relatively large position in agency securities.

                   Class A       Class B    Class C
Net asset value      $2.54         $2.54      $2.54
Dividends            $0.08         $0.07      $0.07
Total returns(2)      4.4%          3.6%       3.6%

                 Six-month period ended May 31, 2001

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) The U.S. Government Fund is actively managed and, as a result, its asset alloca-tion may change from time to time.

(2) Reflects the percent change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current Prospectus.

(3) Unlike an investment in U.S. Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

                               Schedule of Investments (unaudited)
                               U.S Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments 108.67%
------------------------------------------------------------------------------------------------------------------------------------

Agency Commercial              Federal National Mortgage Assoc.                    5.56%       11/1/2008     $ 4,239   $   4,110,848
Mortgage-Backed                Federal National Mortgage Assoc.                    5.71%        1/1/2009       3,890       3,799,297
Securities 13.05%              Federal National Mortgage Assoc.                    5.73%       12/1/2008       4,955       4,847,458
                               Federal National Mortgage Assoc.                    5.77%       10/1/2008       3,199       3,137,859
                               Federal National Mortgage Assoc.                   5.825%       11/1/2008       3,286       3,232,898
                               Federal National Mortgage Assoc.                   6.045%        4/1/2009       5,916       5,877,434
                               Federal National Mortgage Assoc.                    6.08%       10/1/2008      25,567      25,516,450
                               Federal National Mortgage Assoc.                    6.09%        7/1/2008       3,884       3,882,536
                               Federal National Mortgage Assoc.                    6.29%        6/1/2008       4,678       4,725,540
                               Federal National Mortgage Assoc.                    6.31%        6/1/2008       6,300       6,370,781
                               Federal National Mortgage Assoc.                    6.37%        1/1/2008       6,824       6,945,249
                               Federal National Mortgage Assoc.                    6.46%        4/1/2006      12,243      12,544,624
                               Federal National Mortgage Assoc.                    6.50%        6/1/2001         476         477,256
                               Federal National Mortgage Assoc.                    6.55%       11/1/2007       5,593       5,727,753
                               Federal National Mortgage Assoc.                   6.625%       10/1/2007       9,431       9,692,513
                               Federal National Mortgage Assoc.                   6.715%       10/1/2005       2,728       2,821,784
                               Federal National Mortgage Assoc.                    6.76%        9/1/2007       5,581       5,774,104
                               Federal National Mortgage Assoc.                   6.765%        5/1/2007       4,801       4,965,995
                               Federal National Mortgage Assoc.                    6.78%       11/1/2007       5,011       5,190,082
                               Federal National Mortgage Assoc.                    6.79%       11/1/2007       8,352       8,644,328
                               Federal National Mortgage Assoc.                   6.799%        3/1/2007       5,680       5,881,728
                               Federal National Mortgage Assoc.                   6.805%        3/1/2007       4,797       4,969,170
                               Federal National Mortgage Assoc.                   6.812%       10/1/2007       1,029       1,067,007
                               Federal National Mortgage Assoc.                    6.91%        3/1/2007      4,798        4,992,198
                               Federal National Mortgage Assoc.                   6.981%        6/1/2007       2,533       2,643,014
                               Federal National Mortgage Assoc.                    6.99%        7/1/2009       4,834       5,057,680
                               Federal National Mortgage Assoc.                    7.23%        2/1/2019       1,408       1,436,133
                               Federal National Mortgage Assoc.                    7.43%        6/1/2007       5,311       5,655,621
                                                                                                                        ------------
                               Total                                                                                     159,987,340
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage        Federal Home Loan Mortgage Corp. 1095 A PO    Zero Coupon       6/15/2021         502         430,626
Obligations 12.29%             Federal Home Loan Mortgage Corp. 1148 F PO    Zero Coupon      10/15/2021       1,215       1,059,415
                               Federal Home Loan Mortgage Corp. 141 APO      Zero Coupon        7/1/2022         519         436,060
                               Federal Home Loan Mortgage Corp. 1363 BPO     Zero Coupon       8/15/2022       1,505       1,266,561
                               Federal Home Loan Mortgage Corp. 1372 C PO    Zero Coupon       9/15/2022         982         812,476
                               Federal Home Loan Mortgage Corp. 1558 F            4.525%(b)    5/15/2022       3,298       3,304,166
                               Federal Home Loan Mortgage Corp. 1364 A            4.575%(b)    9/15/2007         102         103,134
                               Federal Home Loan Mortgage Corp. 1491 F             5.00%       8/15/2019         426         425,611
                               Federal Home Loan Mortgage Corp. 1577 PG            5.50%       3/15/2021       4,612       4,640,992
                               Federal Home Loan Mortgage Corp. 1678 PE            5.60%       7/15/2007          68          67,847
                               Federal Home Loan Mortgage Corp. 2203 PK            5.70%       2/15/2025       2,080       2,083,665
                               Federal Home Loan Mortgage Corp. 2082 PB            5.75%       1/15/2009          88          88,264
                               Federal Home Loan Mortgage Corp. 2086 PC            5.75%       1/15/2016       1,906       1,921,477
                               Federal Home Loan Mortgage Corp. 2046 PB            5.75%      11/15/2018       2,290       2,314,687
                               Federal Home Loan Mortgage Corp. 1489 G             5.85%      10/15/2006          67          67,034
                               Federal Home Loan Mortgage Corp. 2170 PA            6.00%       7/15/2004         343         345,034
                               Federal Home Loan Mortgage Corp. 1476 G             6.00%       4/15/2006         127         127,144
                               Federal Home Loan Mortgage Corp. 1734 E             6.00%      10/15/2006       4,305       4,306,102
                               Federal Home Loan Mortgage Corp. 1598 G             6.00%       2/15/2007       1,723       1,737,088
                               Federal Home Loan Mortgage Corp. 1605 BD            6.00%       4/15/2007         360         360,453
                               Federal Home Loan Mortgage Corp. 1704 PE            6.00%       7/15/2007          63          62,654


                       See Notes to Financial Statements.

                                                                              15




                               Schedule of Investments (unaudited)(continued)
                               U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------
                               Federal Home Loan Mortgage Corp. 1586 H             6.00%       8/15/2007     $ 2,850   $   2,886,109
                               Federal Home Loan Mortgage Corp. 1647 PG            6.00%       8/15/2007         265         266,792
                               Federal Home Loan Mortgage Corp. 1531 I             6.00%       9/15/2007       2,121       2,139,760
                               Federal Home Loan Mortgage Corp. 2073 PB            6.00%       4/15/2009         882         880,965
                               Federal Home Loan Mortgage Corp. 2203 PN            6.00%       6/15/2010         849         850,034
                               Federal Home Loan Mortgage Corp. 2068 CB            6.00%      11/15/2010          61          60,630
                               Federal Home Loan Mortgage Corp. 1849 VA            6.00%      12/15/2010       1,182       1,193,915
                               Federal Home Loan Mortgage Corp. 2238 LA            6.00%       1/15/2011       1,092       1,097,782
                               Federal Home Loan Mortgage Corp. 1584 G             6.00%       9/15/2018       9,550       9,609,794
                               Federal Home Loan Mortgage Corp. 2078 PA            6.00%      12/15/2018       3,513       3,562,122
                               Federal Home Loan Mortgage Corp. 1993-202 G         6.00%       6/25/2019       1,242       1,252,415
                               Federal Home Loan Mortgage Corp. 1588 PG            6.00%      11/15/2020       1,180       1,191,692
                               Federal Home Loan Mortgage Corp. 1685 E             6.00%       5/15/2022       4,225       4,264,240
                               Federal Home Loan Mortgage Corp. 1703 E             6.10%      11/15/2006          38          38,163
                               Federal Home Loan Mortgage Corp. 1710 C             6.10%       2/15/2024         325         324,709
                               Federal Home Loan Mortgage Corp. 1727 PB            6.25%       8/15/2001         120         120,025
                               Federal Home Loan Mortgage Corp. 2052 PA            6.25%       1/15/2015       1,397       1,403,975
                               Federal Home Loan Mortgage Corp. 1541 F             6.25%       5/15/2019       1,131       1,141,598
                               Federal Home Loan Mortgage Corp. 1417 G             6.50%       7/15/2006         566         566,185
                               Federal Home Loan Mortgage Corp. 2121 PB            6.50%       8/15/2008       1,589       1,595,540
                               Federal Home Loan Mortgage Corp. 15 H               6.50%       6/25/2019        803          810,247
                               Federal Home Loan Mortgage Corp. 1477 F             6.65%       5/15/2018         648         651,810
                               Federal Home Loan Mortgage Corp. 1980 C             6.85%      10/15/2021          34          33,593
                               Federal Home Loan Mortgage Corp. 1791 A             7.00%      12/15/2023         253         253,953
                               Federal Home Loan Mortgage Corp. 1059 U IO        409.00%       4/15/2021           9          92,573
                               Federal Home Loan Mortgage Corp. 181 F IO         494.14%       8/15/2021          56         682,963
                               Federal Home Loan Mortgage Corp. 1032 IO         544.714%      12/15/2020           9         118,147
                               Federal Home Loan Mortgage Corp. 1020 S IO        900.95%      12/15/2020           5          69,239
                               Federal Home Loan Mortgage Corp. 1241 X IO       982.654%       4/15/2022           2          56,238
                               Federal Home Loan Mortgage Corp. 1200 IB IO      1007.00%       2/15/2022           1          22,444
                               Federal Home Loan Mortgage Corp. 1082 D IO       1007.78%       5/15/2021          19         421,995
                               Federal Home Loan Mortgage Corp. 1180 G IO       1008.40%      11/15/2021           3          71,639
                               Federal Home Loan Mortgage Corp. 1058 I IO       1008.50%       4/15/2021          3           73,551
                               Federal Home Loan Mortgage Corp. 1046 I IO       1009.00%       2/15/2021          4           87,518
                               Federal Home Loan Mortgage Corp. 1049 N IO       1010.50%       2/15/2021          12         273,695
                               Federal Home Loan Mortgage Corp. 73 G IO         1095.35%      10/15/2020           6         116,007
                               Federal Home Loan Mortgage Corp. 1137 M IO      1185.497%       9/15/2021           5         143,225
                               Federal Home Loan Mortgage Corp. 1066 S IO      1195.607%       4/15/2021          13         369,691
                               Federal National Mortgage Assoc. 1331 PO      Zero Coupon       4/25/2022         113          93,373
                               Federal National Mortgage Assoc. 15602 PX           4.00%       3/15/2023       1,351       1,344,206
                               Federal National Mortgage Assoc. 1996-53 FA       4.444%(b)    12/25/2003       7,191       7,199,673
                               Federal National Mortgage Assoc. G93-39 F         4.444%(b)     8/25/2016         336         335,993
                               Federal National Mortgage Assoc. 1993-89 F        4.494%(b)     9/25/2021         637         637,335
                               Federal National Mortgage Assoc. 1997-70          4.544%(b)     7/18/2020         150         149,646
                               Federal National Mortgage Assoc. G94-1 F          4.544%(b)     1/25/2024       4,450       4,466,194
                               Federal National Mortgage Assoc. 1994-61 FD       4.594%(b)     2/25/2024       1,603       1,603,668
                               Federal National Mortgage Assoc. 1710 AC          4.625%(b)     2/15/2024         538         539,142
                               Federal National Mortgage Assoc. 1993-147 FG      4.644%(b)     8/25/2023          18          18,222
                               Federal National Mortgage Assoc. 1994-22 A          5.00%       3/25/2022           5           5,270
                               Federal National Mortgage Assoc. G93-38 PB          5.80%       4/25/2018      10,672      10,742,059
                               Federal National Mortgage Assoc. 1993-69 K          6.00%       3/25/2002       1,026       1,030,262


                       See Notes to Financial Statements.

16




                               Schedule of Investments (unaudited)(continued)
                               U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------
                               Federal National Mortgage Assoc. 1993-76 PG         6.00%       7/25/2006     $ 2,413    $  2,423,114
                               Federal National Mortgage Assoc. 1994-85 E          6.00%      11/25/2006         975         976,656
                               Federal National Mortgage Assoc. 1994-17 E          6.00%       2/25/2007       1,305       1,303,710
                               Federal National Mortgage Assoc. 1993-209 G         6.00%       5/25/2007         629         635,564
                               Federal National Mortgage Assoc. 1993-181 E         6.00%       8/25/2007         979         989,665
                               Federal National Mortgage Assoc. 1999-19 PB         6.00%       6/25/2008       7,968       7,989,989
                               Federal National Mortgage Assoc. 1993-145 A         6.00%       8/25/2017         156         156,002
                               Federal National Mortgage Assoc. 1993-187G          6.00%       9/25/2018       2,526       2,538,957
                               Federal National Mortgage Assoc. 1993-87 GA         6.00%       1/25/2019         987         990,418
                               Federal National Mortgage Assoc. 1994-23 PD         6.00%       8/25/2019       2,431       2,451,673
                               Federal National Mortgage Assoc. 1993-129 E         6.25%       2/25/2007       3,606       3,633,794
                               Federal National Mortgage Assoc. 1993-71 PG         6.25%       7/25/2007         681         684,036
                               Federal National Mortgage Assoc. 1998-36 PA         6.25%       7/18/2013       2,889       2,905,230
                               Federal National Mortgage Assoc. 1993-138 G         6.25%       5/25/2019       2,854       2,875,648
                               Federal National Mortgage Assoc. 1993-155 G         6.25%       8/25/2019       2,499       2,517,242
                               Federal National Mortgage Assoc. 1681 PG            6.40%       9/15/2021       6,608       6,700,441
                               Federal National Mortgage Assoc. 1992-164 PH        6.50%       1/25/2006         663         662,193
                               Federal National Mortgage Assoc. 1993-18 PH         6.50%       4/25/2006       1,877       1,884,493
                               Federal National Mortgage Assoc. 1993-118 G         6.50%      11/25/2006       4,523       4,564,398
                               Federal National Mortgage Assoc. 1999-54 LA         6.50%       8/25/2010         313         313,127
                               Federal National Mortgage Assoc. 1996-68 B          6.50%       5/18/2017         230         230,423
                               Federal National Mortgage Assoc. 1997-67 HP         6.50%      12/17/2018         605         605,908
                               Federal National Mortgage Assoc. 1993-98 G          6.50%       4/25/2019       1,109       1,116,477
                               Federal National Mortgage Assoc. 1997-40 PE         6.75%       7/18/2019       5,971       6,032,728
                               Federal National Mortgage Assoc. 1994-75 OB         7.00%       7/25/2001          25          24,804
                               Federal National Mortgage Assoc. 1992-153 L         7.00%      11/25/2005         331         330,812
                               Federal National Mortgage Assoc. 1992-193 GB        7.00%       1/25/2006         708         708,441
                               Federal National Mortgage Assoc. G94-5 PE           7.00%      10/17/2015         140         140,303
                               Federal National Mortgage Assoc. 1996-32 PC         7.00%       7/25/2016         582         580,925
                               Federal National Mortgage Assoc. 1994 IO            9.50%        8/1/2021         215          48,523
                               Federal National Mortgage Assoc. 1991-158 E IO   1008.00%      12/25/2021           5         118,016
                               Government National Mortgage Assoc. 1995-8 H       7.00%        4/20/2002         639         644,555
                                                                                                                        ------------
                               Total                                                                                     150,698,771
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage     Federal Home Loan Mortgage Corp.                    6.00%    3/1-7/1/2029      64,594      62,457,228
Corporation Pass-Through       Federal Home Loan Mortgage Corp.                    6.00%       due on an       3,179       3,067,735
Securities 33.78%                                                                        announced basis
                               Federal Home Loan Mortgage Corp.                    6.50%       due on an     183,918     181,905,938
                                                                                         announced basis
                               Federal Home Loan Mortgage Corp.                    7.00%       due on an      98,894      99,789,980
                                                                                         announced basis
                               Federal Home Loan Mortgage Corp.                    7.50%    2030 to 2031      62,343      63,771,009
                               Federal Home Loan Mortgage Corp.                    8.00%         9/1/2030      3,060       3,167,353
                                                                                                                        ------------
                               Total                                                                                     414,159,243
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage      Federal National Mortgage Assoc.                    5.50%     2001 to 2025      3,802       3,622,986
Association Pass-Through       Federal National Mortgage Assoc.                    6.00%   3/1-12/1/2028      46,556      45,071,269
Securities 20.52%              Federal National Mortgage Assoc.                    7.00%    2014 to 2016     110,114     112,539,037
                               Federal National Mortgage Assoc.                    7.00%       due on an      48,270      48,692,363
                                                                                         announced basis
                               Federal National Mortgage Assoc.                    7.50%    2015 to 2023      35,382      36,590,375
                               Federal National Mortgage Assoc.                    8.00%        2/1/2031       4,838       5,012,212
                                                                                                                        ------------
                               Total                                                                                     251,528,242
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                                                              17




                               Schedule of Investments (unaudited)(continued)
                               U.S. Government Fund May 31, 2001




                                                                                                            Principal
                                                                                  Coupon       Maturity        Amount
                               Investments                                          Rate           Date         (000)          Value
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage   Government National Mortgage Assoc.                 6.50%  3/15-6/15/2028     $ 5,300   $   5,269,799
Association Pass-Through       Government National Mortgage Assoc.                 7.00%    2027 to 2029      68,929      70,001,188
Securities 8.92%               Government National Mortgage Assoc.                 7.50%    2027 to 2028      29,061      29,919,980
                               Government National Mortgage Assoc.                 9.00%    2018 to 2020       2,103       2,261,556
                               Government National Mortgage Assoc.                10.00%    2018 to 2019       1,776       1,933,964
                                                                                                                        ------------
                               Total                                                                                     109,386,487
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency         Federal National Mortgage Assoc.                   6.625%       9/15/2009      12,844      13,365,723
Debentures 3.17%               Federal National Mortgage Assoc.(a)                6.625%      11/15/2030      25,150      25,444,758
                                                                                                                        ------------
                               Total                                                                                      38,810,481
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                  U.S. Treasury Bond(a)(c)                            5.25%       2/15/2029      63,377      57,732,644
Obligations 16.94%             U.S. Treasury Bond(a)(c)                            8.75%       8/15/2020     111,233      34,367,660
                               U.S. Treasury Inflation Index                      3.875%       1/15/2009      24,683      27,704,310
                               U.S. Treasury Note(a)                              5.625%       5/15/2008      86,025      87,798,836
                                                                                                                        ------------
                               Total                                                                                     207,603,450
------------------------------------------------------------------------------------------------------------------------------------
                               Total Long-Term Investments (Cost $1,320,134,408)                                       1,332,174,014
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 18.65%
------------------------------------------------------------------------------------------------------------------------------------
Discount Note 1.01%            Federal Home Loan Bank 4.09% due 6/1/2001                                      12,410      12,410,000
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 17.64%    Morgan Stanley Dean Witter & Co. 4.15% due 6/1/2001                           216,166     216,166,000
------------------------------------------------------------------------------------------------------------------------------------
                               Total Short-Term Investments (Cost $228,576,000)                                          228,576,000
                               Total Investments 127.32% (Cost $1,548,710,408)                                        $1,560,750,014
------------------------------------------------------------------------------------------------------------------------------------

(a)  Security (or a portion of security) on loan. See Note 5.

(b) Variable rate security. The interest rate represents the rate at May 31, 2001.

(c) Security (or a portion of security) was pledged to cover collateral requirements for futures.

   IO - Interest Only. PO - Principal Only.

Important Information

Results quoted represent past performance based on the current sales charge schedules and reflect appropriate Rule 12b-1 Plan expenses. Tax consequences are not reflected. The U.S. Government Securities Fund's sales charge structure has changed. If interest rates rise, the value of bonds purchased by the Fund would decrease, causing a decrease in the Funds' share values. If used as sales materials after June 30, 2001, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.



18

                       See Notes to Financial Statements.

 Statements of Assets and Liabilities (unaudited)
 May 31, 2001



                                                                                                           Limited
                                                                                                          Duration
                                                                                                               U.S.
                                                                           Balanced       High Yield    Government   U.S. Government
                                                                                Fund            Fund          Fund             Fund
 ASSETS:
   Investments in securities, at cost                                   $124,085,588     $47,710,597    $28,330,520  $1,548,710,408
-----------------------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                  $123,091,342     $45,217,628    $28,418,090  $1,560,750,014
   Cash                                                                      100,624         202,513         69,691              -
   Market value of collateral for securities loaned                               -               -              -      157,088,200
   Receivables:
      Investment securities sold                                             937,000         923,104      4,142,394     248,874,947
      Capital shares sold                                                    582,978         168,519        414,889       1,131,215
      Interest and dividends                                                  16,596       1,067,578        169,337       5,975,417
      Variation margin                                                            -               -              -          507,671
      Forward foreign currency exchange contracts                                 -            7,299             -               -
      From underlying funds                                                  222,478               -              -               -
   Other                                                                           -           6,617              -               -
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                          124,951,018      47,593,258     33,214,401   1,974,327,464
-----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
   Securities lending collateral                                                  -               -              -      157,088,200
   Payables:
      Investment securities purchased                                      1,072,878       1,262,455      8,770,375     582,215,796
      Capital shares reacquired                                              173,019          34,130        111,612       1,646,485
      Management fees                                                             -           20,518          8,967         502,775
      12b-1 distribution fees                                                 49,221          52,970          7,617         405,861
      Dividends                                                                   -               -          87,609       5,273,288
      Trustees' fees                                                           3,887             364          1,978       1,087,639
      Payable to bank                                                             -               -              -            9,645
   Accrued expenses and other liabilities                                     37,128           5,702          4,331         286,571
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                       1,336,133       1,376,139      8,992,489     748,516,260
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                             $123,614,885     $46,217,119    $24,221,912  $1,225,811,204
-----------------------------------------------------------------------------------------------------------------------------------

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                         128,340,905      50,977,171     25,353,132   1,842,801,863
 Undistributed (distributions in excess of) net investment income           (113,894)       (333,189)         7,683     (28,750,727)
 Accumulated net realized loss on investments, futures contracts
   and foreign currency related transactions                              (3,617,880)     (1,940,957)    (1,226,473)   (600,531,442)
 Net unrealized appreciation (depreciation)
   on investments, futures contracts and translation
   of assets and liabilities denominated in foreign currencies              (994,246)     (2,485,906)        87,570      12,291,510
-----------------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                             $123,614,885     $46,217,119    $24,221,912  $1,225,811,204
-----------------------------------------------------------------------------------------------------------------------------------

 Net assets by class:
 Class A Shares                                                         $ 86,349,026     $22,259,468    $18,414,635  $1,092,659,300
 Class B Shares                                                         $ 19,034,538     $13,142,244             -   $   39,373,380
 Class C Shares                                                         $ 18,231,321     $10,814,242    $ 5,807,277  $   93,778,524
 Class Y Shares                                                                   -         $  1,165             -               -

 Outstanding shares by class:
 Class A Shares                                                            7,502,119       2,559,043      4,155,554     430,660,645
 Class B Shares                                                            1,655,158       1,514,828             -       15,507,607
 Class C Shares                                                            1,586,972       1,245,108      1,299,816      36,848,825
 Class Y Shares                                                                   -          134.229             -               -

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares - Net asset value                                             $11.51           $8.70          $4.43           $2.5q
 Class A Shares - Maximum offering price
 (Net asset value plus sales charge of 5.75%,
 4.75%, 3.25% and 4.75%, respectively)                                        $12.21           $9.13          $4.58           $2.67
 Class B Shares - Net asset value                                             $11.50           $8.68          -               $2.54
 Class C Shares - Net asset value                                             $11.49           $8.69          $4.47           $2.54
 Class Y Shares - Net asset value                                              -               $8.68          -               -
-----------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Statements of Operations (unaudited)
 For the Six Months Ended May 31, 2001

                                                                                                  Limited
                                                                                                 Duration
                                                                                                     U.S.
                                                                   Balanced      High Yield     Government   U.S. Government
 Investment Income:                                                    Fund            Fund           Fund             Fund
 Dividends                                                      $ 2,831,787      $   11,792       $       -     $         -
 Interest                                                            32,828       2,154,097         527,092      39,638,368*
 Total investment income                                          2,864,615       2,165,889         527,092      39,638,368
---------------------------------------------------------------------------------------------------------------------------

 Expenses:
 Management fees                                                    426,039         123,385          48,484       3,106,030
 12b-1 distribution plan - Class A                                  152,291          41,478               -       2,136,319
 12b-1 distribution plan - Class B                                   86,068          55,559               -         179,600
 12b-1 distribution plan - Class C                                   84,155          44,369          21,786         445,201
 Shareholder servicing                                              133,947          19,593           8,610         698,027
 Registration                                                        54,517          26,241          16,730          35,350
 Professional                                                        17,326           6,270           5,922          56,871
 Reports to shareholders                                             12,662           3,206           1,153         100,527
 Custody                                                              2,694           6,266             410         126,398
 Trustees' fees                                                       1,999             580             264          23,837
 Other                                                                3,129           6,409           7,855         166,737
---------------------------------------------------------------------------------------------------------------------------
 Gross expenses                                                     974,827         333,356         111,214       7,074,897
   Management fee waived                                           (426,039)              -               -               -
   Expense reductions                                                (3,796)         (3,128)           (477)        (57,382)
   Expenses assumed by underlying funds                            (222,478)              -               -               -
---------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                       322,514         330,228         110,737       7,017,515
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                            2,542,101       1,835,661         416,355      32,620,853
---------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain:
 Net realized gain (loss) on investments, futures contracts
   and foreign currency related transactions                     (3,295,223)       (247,339)        208,697      25,529,167
 Net change in unrealized appreciation/depreciation on
   investments, futures contracts
   and translation of assets and liabilities
   denominated in foreign currencies                              7,753,600       1,483,310         45,758      (4,552,909)
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain                                 4,458,377       1,235,971         254,455      20,976,258
---------------------------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting From Operations           $ 7,000,478      $3,071,632        $670,810     $53,597,111
---------------------------------------------------------------------------------------------------------------------------



 * Includes interest expense of $56,549.


                       See Notes to Financial Statements

Statements of Changes in Net Assets (unaudited)
 Six Months Ended May 31, 2001


                                                                                                            Limited
                                                                                                           Duration
                                                                                                               U.S.
                                                                           Balanced       High Yield     Government  U.S. Government
 Operations:(DECREASE)IN NET ASSETS                                            Fund             Fund           Fund             Fund
 Net investment income                                                 $  2,542,101      $ 1,835,661     $  416,355 $   32,620,853
 Net realized gain (loss) on investments, futures contracts
   and foreign currency related transactions                             (3,295,223)        (247,339)       208,697     25,529,167
 Net change in unrealized appreciation/depreciation
   on investments, futures contracts
   and translation of assets and liabilities
   denominated in foreign currencies                                      7,753,600       1,483,310         45,758     (4,552,909)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                     7,000,478        3,071,632        670,810     53,597,111
-----------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from:
 Net investment income
   Class A                                                               (2,238,365)      (1,142,757)      (555,622)   (34,579,275)
   Class B                                                                 (417,886)        (546,645)            -      (1,007,484)
   Class C                                                                 (407,906)        (422,591)      (136,037)    (2,608,560)
   Class P                                                                       -               (62)            -              -
 Net realized gain

   Class A                                                               (3,378,471)              -              -              -
   Class B                                                                 (698,983)              -              -              -
   Class C                                                                 (710,959)              -              -              -
   Class P                                                                       -                -              -              -
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                     (7,852,570)      (2,112,055)      (691,659)   (38,195,319)
-----------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
 Net proceeds from sales of shares                                       20,969,051       22,696,606     25,130,413    120,257,233
 Reinvestment of distributions                                            7,580,570        1,363,352        383,494     23,435,933
 Cost of shares reacquired                                              (10,747,752)     (10,649,229)   (14,749,993)  (183,583,913)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
 resulting from capital share transactions                               17,801,869       13,410,729     10,763,914    (39,890,747)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                                   16,949,777       14,370,306     10,743,065    (24,488,955)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 Beginning of period                                                    106,665,108       31,846,813     13,478,847  1,250,300,159
-----------------------------------------------------------------------------------------------------------------------------------
 End of period                                                         $123,614,885     $ 46,217,119   $ 24,221,912 $1,225,811,204
-----------------------------------------------------------------------------------------------------------------------------------
 Undistributed (distributions in
 excess of) net investment income                                      $   (113,894)    $   (333,189)  $      7,683 $  (28,750,727)
-----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements

Statements of Changes in Net Assets
 Year Ended November 30, 2000

                                                                                                           Limited
                                                                                                          Duration
                                                                                                               U.S.           U.S.
                                                                           Balanced        High Yield    Government     Government
 Operations:(DECREASE) IN NET ASSETS                                           Fund              Fund          Fund           Fund
 Net investment income                                                  $ 5,062,154      $ 2,875,236+    $  873,587+ $  75,957,218+
 Capital gains received from underlying funds                             4,845,379                -              -              -
 Net realized gain (loss) on investments,
   futures contracts and foreign currency
   related transactions                                                    (235,728)      (1,369,791)+        4,278+    (8,353,469)+
 Net change in unrealized appreciation/depreciation on
   investments, futures contracts
   and translation of assets and liabilities denominated
   in foreign currencies                                                 (4,864,095)      (3,184,056)+      161,627+    43,206,084+
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations          4,807,710       (1,678,611)     1,039,492    110,809,833
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
 Net investment income
   Class A                                                               (3,783,713)      (1,691,547)      (517,765)   (76,422,094)
   Class B                                                                 (635,015)        (826,722)             -     (1,654,487)
   Class C                                                                 (689,109)        (610,845)      (194,173)    (5,838,500)
   Class Y                                                                        -             (118)             -              -

 Net realized gain
   Class A                                                               (3,953,149)               -              -              -
   Class B                                                                 (723,063)               -              -              -
   Class C                                                                 (840,056)               -              -              -
   Class Y                                                                        -                -              -              -
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                    (10,624,105)      (3,129,232)      (711,938)   (83,915,081)
-----------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
 Net proceeds from sales of shares                                       26,513,669       14,844,966      6,460,884     71,923,815
 Reinvestment of distributions                                           10,257,210        2,062,341        372,557     48,643,322
 Cost of shares reacquired                                              (24,419,843)      (8,941,622)    (9,931,175)  (402,751,802)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net
 assets resulting from capital share transactions                        12,351,036        7,965,685     (3,097,734)  (282,184,665)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                                    6,534,641        3,157,842     (2,770,180)  (255,289,913)
-----------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS:
 Beginning of year                                                      100,130,467       28,688,971     16,249,027  1,505,590,072
-----------------------------------------------------------------------------------------------------------------------------------
 End of year                                                           $106,665,108      $31,846,813    $13,478,847 $1,250,300,159
-----------------------------------------------------------------------------------------------------------------------------------
 Undistributed (distributions in excess of) net investment income      $    408,162      $   (56,795)   $   282,987 $  (23,176,261)
-----------------------------------------------------------------------------------------------------------------------------------

+Includes amortization of premium. See Note 2.


                       See Notes to Financial Statements

Financial Highlights
Balanced Fund


                                          Six Months Ended
                                              5/31/2001                         Year Ended 11/30,              Month          Year
                                           (unauditited)   ----------------------------------------------      Ended          Ended
 Per Share Operating Performance                                2000        1999        1998        1997   11/30/1996    10/31/1996
 (Class A Shares)
 Net asset value, beginning of period         $   11.64    $   12.34   $   12.87   $   12.80   $   11.81   $   11.30    $   10.71
------------------------------------------------------------------------------------------------------------------------------------
 Investment operations
    Net investment income                           .26(a)       .58(a)      .54(a)      .54(a)      .47(a)      .03          .47
    Net realized and unrealized gain (loss)         .45         (.01)        .61         .40        1.15         .52          .73
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations              .71          .57        1.15         .94        1.62         .55         1.20
------------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from:
    Net investment income                          (.32)        (.60)       (.54)       (.52)       (.46)       (.04)        (.46)
    Net realized gain                              (.52)        (.67)      (1.14)       (.35)       (.17)          -         (.15)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.84)       (1.27)      (1.68)       (.87)       (.63)       (.04)        (.61)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $   11.51    $   11.64   $   12.34   $   12.87   $   12.80   $   11.81    $   11.30
------------------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                   6.44%(c)     4.85%      10.01%       7.69%      14.24%       4.89%(c)    11.55%

 Ratios to Average Net Assets
    Expenses, including waiver and
      expense reductions                            .19%(c)      .36%        .25%        .27%       1.10%        .07%(c)      .93%
    Expenses, excluding waiver and
      expense reductions                            .76%(c)     1.51%       1.00%        .92%       1.53%        .11%(c)     1.59%
    Net investment income                          2.32%(c)     4.94%       4.41%       4.28%       3.89%        .26%(c)     4.18%







                                              Six Months Ended
                                                    5/31/2001            Year Ended 11/30,           5/1/1998(d)
 Per Share Operating Performance                  (unaudited) ---------------------------------          to
    (Class B Shares)                                                   2000              1999        11/30/1998
 Net asset value, beginning of period               $11.63           $12.32            $12.86            $13.14
---------------------------------------------------------------------------------------------------------------------
 Investment operations
    Net investment income                              .23(a)           .53(a)           .52(a)           .25(a)
    Net realized and unrealized gain (loss)            .44             (.04)             .52             (.28)
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                 .67              .49              1.04             (.03)
---------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from:
    Net investment income                             (.28)            (.51)             (.44)            (.25)
    Net realized gain                                 (.52)            (.67)            (1.14)               -
---------------------------------------------------------------------------------------------------------------------
      Total distributions                             (.80)           (1.18)            (1.58)            (.25)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.50           $11.63             $12.32           $12.86
---------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                      6.05%(c)         4.22%             9.03%            (.16)%(c)

 Ratios to Average Net Assets
    Expenses, including waiver and
      expense reductions                               .50%(c)         1.00%             1.00%             .61%(c)
    Expenses, excluding waiver and
      expense reductions                              1.07%(c)         2.15%             1.75%            1.26%(c)
    Net investment income                             2.01%(c)         4.52%             4.28%            1.98%(c)



                       See Notes to Financial Statements.

Balanced fund



                                        Six Months Ended               Year Ended 11/30,                     Month    7/15/1996(d)
                                              5/31/2001  -----------------------------------------------     Ended         to
 Per Share Operating Performance            (unaudited)       2000        1999        1998        1997  11/30/1996   10/31/1996
 (Class C Shares)
 Net asset value, beginning of period       $   11.61    $   12.31   $   12.85   $   12.78   $   11.79   $   11.29    $   10.73
------------------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment income                          .23(a)       .50(a)      .52(a)      .41(a)      .35(a)      .01          .04
   Net realized and unrealized gain (loss)        .45         (.02)        .52         .40        1.15         .53          .63
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations             .68          .48        1.04         .81        1.50         .54          .67
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                         (.28)        (.51)       (.44)       (.39)       (.34)       (.04)        (.07)
   Net realized gain                             (.52)        (.67)      (1.14)       (.35)       (.17)          -         (.04)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                         (.80)       (1.18)      (1.58)       (.74)       (.51)       (.04)        (.11)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period             $   11.49    $   11.61   $   12.31   $   12.85   $   12.78   $   11.79    $   11.29
------------------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                 6.14%(c)     4.12%       9.03%       6.62%      13.14%       4.76%(c)     7.78%(c)

 Ratios to Average Net Assets
   Expenses, including waiver and
     expense reductions                           .50%(c)     1.00%       1.00%       1.26%       2.08%        .16%(c)      .62%(c)
   Expenses, excluding waiver and
     expense reductions                          1.07%(c)     2.15%       1.75%       1.91%       2.51%        .20%(c)      .77%(c)
   Net investment income                         2.00%(c)     4.28%       4.28%       3.24%       2.88%        .17%(c)      .70%(c)




                               Six Months Ended                      Year Ended 11/30,                        Month           Year
                                       5/31/2001  -------------------------------------------------------     Ended          Ended
 Supplemental Data for All Classes:  (unaudited)          2000          1999          1998        1997    11/30/1996     10/31/1996
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)     $123,615       $106,665      $100,130       $57,675     $20,340       $11,406        $10,988
   Portfolio turnover rate                17.06%          3.86%         8.30%       131.36%     216.07%        10.05%        187.78%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Commencement of offering of class shares.

                       See Notes to Finacial Statements.

Financial Highlights
High Yield Fund


                                                 Six Months Ended        Year     12/31/1998(a)
                                                        5/31/2001       Ended            to
                                                       (unaudited)   11/30/2000     11/30/1999
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of period                     $   8.39    $   9.72      $   10.08
                                                          --------    --------      ---------
 Investment operations
   Net investment income                                       .40(b)      .85(b)(f)      .83(b)
   Net realized and unrealized gain (loss)                     .37       (1.25)(f)       (.34)
                                                          --------    --------      ---------
     Total from investment operations                          .77        (.40)           .49
                                                          --------    --------      ---------

 Distributions to shareholders from net investment income     (.46)       (.93)          (.85)
                                                          --------    --------      ---------
 Net asset value, end of period                           $   8.70    $   8.39      $    9.72
                                                          --------    --------      ---------

 Total Return(c)                                              9.33%(d)   (4.60)%         4.99%(d)

 Ratios to Average Net Assets
   Expenses, including waiver and expense reductions           .64%(d)     .86%           .46%(d)
   Expenses, excluding waiver and expense reductions           .65%(d)    1.37%          1.25%(d)
   Net investment income                                      4.53%(d)    9.18%(f)       8.44%(d)


                                                  Six Months Ended        Year     12/31/1998(a)
                                                         5/31/2001       Ended          to
                                                        (unaudited)  11/30/2000     11/30/1999
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period                     $   8.37    $   9.70      $   10.08
                                                          --------    --------      ---------
 Investment operations
   Net investment income                                       .37(b)      .79(b)(f)      .78(b)
   Net realized and unrealized gain (loss)                     .38       (1.24)(f)       (.37)
                                                          --------    --------      ---------
     Total from investment operations                          .75        (.45)           .41
                                                          --------    --------      ---------

 Distributions to shareholders from net investment income     (.44)       (.88)          (.79)
                                                          --------    --------      ---------
 Net asset value, end of period                           $   8.68    $   8.37      $    9.70
                                                          --------    --------      ---------

 Total Return(c)                                              9.01%(d)   (5.17)%         4.22%(d)

 Ratios to Average Net Assets
   Expenses, including waiver and expense reductions           .95%(d)    1.48%           .90%(d)
   Expenses, excluding waiver and expense reductions           .96%(d)    1.99%          1.45%(d)
   Net investment income                                      4.21%(d)    8.57%(f)       7.92%(d)

                       See Notes to Financial Statements.

High Yield Fund


                                                  Six Months Ended        Year     12/31/1998(a)
                                                         5/31/2001       Ended           to
                                                        (unaudited)  11/30/2000    11/30/1999
 Per Share Operating Performance (Class C Shares)
 Net asset value, beginning of period                     $   8.37    $   9.70      $   10.08
                                                          --------    --------      ---------
 Investment operations
   Net investment income                                       .37(b)      .79(b)(f)      .78(b)
   Net realized and unrealized gain (loss)                     .38       (1.24)(f)       (.37)
                                                          --------    --------      ---------
     Total from investment operations                          .75        (.45)           .41
                                                          --------    --------      ---------

 Distributions to shareholders from net investment income     (.43)       (.88)          (.79)
                                                          --------    --------      ---------
 Net asset value, end of period                           $   8.69    $   8.37      $    9.70
                                                          --------    --------      ---------

 Total Return(c)                                              9.09%(d)   (5.17)%         4.21%(d)

 Ratios to Average Net  Assets
   Expenses, including waiver and expense reductions           .95%(d)    1.48%           .90%(d)
   Expenses, excluding waiver and expense reductions           .96%(d)    1.99%          1.45%(d)
   Net investment income                                      4.20%(d)    8.60%(f)       7.92%(d)


                                                  Six Months Ended        Year     5/4/1999(e)
                                                         5/31/2001       Ended         to
                                                        (unaudited) 11/30/2000     11/30/1999
 Per Share Operating Performance (Class Y Shares)
 Net asset value, beginning of period                     $   8.38    $   9.73      $   10.36
                                                          --------    --------      ---------

 Investment operations
   Net investment income                                       .41(b)      .88(b)(f)      .55(b)
   Net realized and unrealized gain (loss)                     .37       (1.25)(f)       (.62)
                                                          --------    --------      ---------
     Total from investment operations                          .78        (.37)          (.07)
                                                          --------    --------      ---------

 Distributions to shareholders from net investment income     (.48)       (.98)          (.56)
                                                          --------    --------      ---------
 Net asset value, end of period                           $   8.68    $   8.38      $    9.73
                                                          --------    --------      ---------

 Total Return(c)                                              9.41%(d)   (4.31)%         (.59)%(d)

 Ratios to Average Net Assets
   Expenses, including waiver and expense reductions           .45%(d)     .48%            -
   Expenses, excluding waiver and expense reductions           .46%(d)     .99%           .51%(d)
   Net investment income                                      4.73%(d)    9.49%(f)       5.59%(d)




                                        Six Months Ended           Year   12/31/1998(a)
                                               5/31/2001           Ended         to
 Supplemental Data for All Classes:           (unaudited)     11/30/2000    11/30/1999
-----------------------------------------------------------------------------------------
   Net assets, end of period (000)                $46,217        $31,847       $28,689
   Portfolio turnover rate                          50.75%         80.53%       109.57%
-----------------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Commencement of offering of class shares.

(f) Includes impact of amortization of premium. See Note 2. The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                   Class A   Class B   Class C   Class Y
---------------------------------------------------------------------------------------------
Net investment income per share                    $  (.01)  $  (.01)  $  (.01)  $  (.01)
Net realized and unrealized gain (loss) per share      .01       .01       .01       .01
Net investment income to average net assets           (.14)%    (.14)%    (.14)%    (.14)%

                       See Notes to Financial Statements.

Financial Highlights
Limited Duration U.S. Government Fund



                                   Six Months Ended                         Year Ended 11/30,          Month         Year
                                          5/31/2001      -------------------------------------------   Ended        Ended
                                         (unaudited)       2000          1999       1998       1997  11/30/1996  10/31/1996
 Per Share Operating Performance
 (Class A Shares)
 Net asset value, beginning of period      $   4.45    $   4.34      $   4.46   $   4.40   $   4.42   $   4.39    $   4.53
---------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment income                        .11(a)      .27(a)(e)     .27(a)     .26(a)     .25(a)     .02)        .19
   Net realized and unrealized gain (loss)      .07         .08(e)       (.15)       .04       (.02)       .03        (.07)
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations          .18         .35           .12        .30        .23        .05        .12
---------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from net
   investment income                           (.20)       (.24)         (.24)      (.24)      (.25)      (.02)       (.26)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $   4.43    $   4.45      $   4.34   $   4.46   $   4.40   $   4.42    $   4.39
---------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                               4.16%(c)    8.03%         3.05%      7.06%      5.46%      1.15%(c)    2.67%

 Ratios to Average Net Assets
   Expenses, including expense reductions       .51%(c)     .29%          .32%       .47%       .51%       .11%(c)    1.81%
   Expenses, excluding expense reductions       .51%(c)     .91%         1.00%      1.38%      1.40%       .13%(c)    2.73%
   Net investment income                       2.50%(c)    6.27%(e)      6.21%      5.86%      5.81%       .41%(c)    4.58%




                                    Six Months Ended                   Year Ended 11/30,               Month     7/15/1996(d)
                                          5/31/2001    ---------------------------------------------   Ended          to
                                         (unaudited)       2000          1999       1998       1997  11/30/1996  10/31/1996
 Per Share Operating Performance
 (Class C Shares)
 Net asset value, beginning of period      $   4.44    $   4.33      $   4.47   $   4.40   $   4.42   $   4.39   $   4.34
-----------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment income                        .09(a)      .23(a)(e)     .23(a)     .22(a)     .21(a)     .01)        .07
   Net realized and unrealized gain (loss)      .07         .08(e)       (.17)       .05       (.02)       .04         .05
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations          .16         .31           .06        .27        .19        .05         .12
-----------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from
   net investment income                       (.13)       (.20)         (.20)      (.20)      (.21)      (.02)       (.07)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $   4.47    $   4.44      $   4.33   $   4.47   $   4.40   $   4.42    $   4.39
-----------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                               3.75%(c)    7.23%         1.33%      6.23%      4.45%      1.09%(c)    2.98%(c)

 Ratios to Average Net Assets
   Expenses, including expense reductions      1.01%(c)    1.29%         1.29%      1.35%      1.44%       .19%(c)     .69%(c)
   Expenses, excluding expense reductions      1.01%(c)    1.91%         1.97%      2.26%      2.32%       .21%(c)     .77%(c)
   Net investment income                       2.03%(c)    5.35%(e)      5.30%      4.94%      4.84%       .33%(c)    1.26%(c)


                               Six Months Ended                       Year Ended 11/30,                      Month         Year
                                      5/31/2001       ------------------------------------------------       Ended         Ended
 Supplemental Data for All Classes   (unaudited)          2000         1999          1998       1997      11/30/1996     10/31/1996
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)      $24,222        $13,479      $16,249       $11,000     $10,276       $12,696        $12,735
   Portfolio turnover rate               305.69%        448.04%      310.16%       346.67%     343.53%       175.98%        340.62%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Commencement of offering of class shares.

(e) Includes impact of amortization of premium. See Note 2. The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                     Class A      Class C
----------------------------------------------------------------------------
   Net investment income per share                    $(.01)       $(.01)
   Net realized and unrealized gain (loss) per share    .01          .01
   Net investment income to average net assets         (.13)%       (.13)%

                       See Notes to Financial Statements.

Financial Highlights
U.S.Government Fund



                                                    Six Months Ended                        Year Ended 11/30,
                                                          5/31/2001 ---------------------------------------------------------------
 Per Share Operating Performance (Class A Shares)       (unaudited)          2000             1999       1998       1997        1996
 Net asset value, beginning of period                     $   2.51       $   2.45         $   2.64   $   2.59   $   2.63   $   2.73
------------------------------------------------------------------------------------------------------------------------------------
 Investment operations
 Net investment income (net of interest expense)               .07(a)(c)      .14(a)(c)(g)     .15(a)     .17(a)     .20(a)     .22

   Net realized and unrealized gain (loss)                     .04            .08(g)          (.18)       .05       (.03)     (.11)

------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          .11            .22             (.03)       .22        .17        .11
------------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from net investment income     (.08)          (.16)            (.16)      (.17)      (.21)     (.21)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $   2.54       $   2.51         $   2.45   $   2.64   $   2.59   $   2.63
------------------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                              4.35%(e)       8.68%            (.72)%     8.86%      6.67%      4.41%

 Ratios to Average Net Assets
   Expenses, including expense reductions                      .53%(e)(f)    1.11%(f)         1.02%       .96%       .92%       .88%
   Expenses, excluding expense reductions                      .53%(e)(f)    1.12%(f)         1.02%       .96%       .92%       .88%
   Net investment income                                      2.64%(e)       5.75%(g)         6.07%      6.36%      7.82%      8.12%




                                                  Six Months Ended                 Year Ended 11/30,                  8/1/1996(d)
                                                         5/31/2001      ----------------------------------------------    to
 Per Share Operating Performance (Class B Shares)      (unaudited)           2000          1999       1998       1997  11/30/1996
 Net asset value, beginning of period                     $   2.52       $   2.45      $   2.64   $   2.58   $   2.63  $   2.57
-----------------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment income (net of interest expense)             .06(a)(c)      .12(a)(c)(g)  .14(a)     .14(a)     .18(a)      .06
   Net realized and unrealized gain (loss)                     .03            .09(g)       (.19)       .07       (.04)       .06
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          .09            .21          (.05)       .21        .14
                                                                                                                             .12
-----------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from net investment income     (.07)          (.14)         (.14)      (.15)      (.19)      (.06)

-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $   2.54       $   2.52      $   2.45   $   2.64   $   2.58   $   2.63
-----------------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                              3.64%(e)       8.39%        (1.43)%     8.49%      5.47%      5.45%(e)

 Ratios to Average Net Assets
   Expenses, including expense reductions                      .84%(e)(f)    1.76%(f)      1.69%      1.66%      1.64%       .48%(e)
   Expenses, excluding expense reductions                      .84%(e)(f)    1.77%(f)      1.69%      1.66%      1.64%       .48%(e)
   Net investment income                                      2.31%(e)       5.10%(g)      5.33%      5.36%      6.77%      2.21%(e)


                       See Notes to Financial Statements.

U.S. Government Fund



                                                    Six Months Ended               Year Ended 11/30,                  7/15/1996(d)
                                                         5/31/2001       ---------------------------------------------    to
 Per Share Operating Performance (Class C Shares)       (unaudited)          2000             1999       1998     1997  11/30/1996
 Net asset value, beginning of period                        $2.52         $2.45            $2.65      $2.59    $2.63
                                                                                                                           $2.55
---------------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment income (net of interest expense)             .06(a)(c)     .13(a)(c)(g)     .14(a)     .15(a)   .18(a)     .07

   Net realized and unrealized gain (loss)                     .03           .08(g)          (.20)       .06     (.03)       .08
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          .09           .21             (.06)       .21      .15        .15
---------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net investment income     (.07)         (.14)            (.14)      (.15)    (.19)      (.07)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $2.54         $2.52            $2.45      $2.65    $2.59      $2.63
---------------------------------------------------------------------------------------------------------------------------------

 Total Return(b)                                              3.62%(e)      8.38%           (1.80)%     8.47%    5.86%      6.49%(e)

 Ratios to Average Net Assets
   Expenses, including expense reductions                      .84%(e)(f)   1.76%(f)         1.64%      1.62%    1.55%       .60%(e)
   Expenses, excluding expense reductions                      .84%(e)(f)   1.77%(f)         1.64%      1.62%    1.55%       .60%(e)
   Net investment income                                      2.36%(e)      5.15%(g)         5.46%      5.69%    7.25%      2.60%(e)



                                         Six Months Ended                         Year Ended 11/30,
                                                5/31/2001    ---------------------------------------------------------------------
 Supplemental Data for All Classes:           (unaudited)           2000          1999           1998          1997           1996
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)             $1,225,811     $1,250,300    $1,505,590     $1,902,404    $2,286,412     $2,907,291
   Portfolio turnover rate                         281.75%        406.10%       396.37%        399.64%       712.82%        820.59%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Interest expense is less than $0.01.

(d)  Commencement of offering of class shares.

(e)  Not annualized.

(f)  Ratio includes interest expense.

(g) Included impact of amortization of premium. See Note 2. The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                          Class A        Class B       Class C
-----------------------------------------------------------------------------------------------
   Net investment income per share                          $(.01)         $(.01)        $(.01)
   Net realized and unrealized gain (loss) per share          .01            .01           .01
   Net investment income to average net assets               (.32)%         (.32)%        (.32)%



                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Lord Abbett Investment Trust (the "Trust") is an open-end management company, organized as a Delaware business trust. The Trust currently con sists of six portfolios ("Fund"). This report covers the following four Funds: Lord Abbett Balanced Fund ("BalancedFund"), Lord Abbett High Yield Fund ("High Yield Fund"), Lord Abbett Limited Duration U.S. Government Fund ("Limited Duration Fund"), and Lord Abbett U.S. Government Fund ("U.S.Government Fund"). Balanced Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. ("Lord Abbett"). Each Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price or, if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the Nasdaq National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/ accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Expenses-Expenses incurred by the Trust that do not specifically relate to an individual Fund are allocated to the Fund on a pro rata basis. Class A, Class B and Class C shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(e) Foreign Transactions-Transactions denominated in foreign currencies are recorded in the Trust's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(f) Forward Foreign Currency Exchange Contracts-High Yield Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translations of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on foreign currency related transactions.

(g) Futures Contracts-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(h) Reverse Repurchase Agreements-The U.S. Government Fund and Limited Duration Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a U.S. government security to a securities dealer or bank for cash and agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund receives cash equal to 100% of the price of the security sold.

The U.S. Government Fund average balance of reverse repurchase agreements outstanding during the six months ended May 31, 2001, was $42,005,259 at a weighted average interest rate of 5.38%. The maximum average monthly balance of reverse repurchase agreements outstanding during the six months was $97,283,129 for the month ended April 30, 2001, which was 4.95% of total assets.

(i) Change in Accounting Principle-Effective December 1, 1999, the Trust has elected to adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. For the fiscal year ended November 30, 2000, U.S. Government Fund, Limited Duration Fund, and High Yield Fund amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets of each Fund, but resulted in a decrease to net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to this fiscal year, each Fund did not amortize premiums on debt securities. Based on securities held as of December 1, 1999, the cumulative effect of this accounting change had no impact on the net assets of each Fund, but resulted in a decrease to undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amounts recorded as a result of the change in accounting principle are as follows:

                                      For the Year                   Cumulative
                                  Ended 11/30/2000            through 12/1/1999
--------------------------------------------------------------------------------

    High Yield Fund                     $   45,823                  $    26,454
    Limited Duration Fund                   18,845                       74,420
    U.S. Government Fund                 4,263,614                   18,578,493

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.


3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Management Fees

The Trust has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates.

                        Management Fees Voluntary Waiver

-----------------------------------------------------------------------------
Balanced Fund                                  .75%                     .75%
High Yield Fund                                .60%                      -
Limited Duration Fund                          .50%                      -
U.S. Government Fund                           .50%(1)                   -

(1) The management fee for U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.

For the six months ended May 31, 2001, Lord Abbett voluntarily waived its management fee for Balanced Fund.

12b-1 Plans

Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                             Class A(1)(6)   Class B             Class C
--------------------------------------------------------------------------------
Service                            .25%            .25%       up to .25%(2)(3)
Distribution                       .10%            .75%       up to .75%(2)(4)
Quarterly service fee               -               -         up to .25%(5)
Quarterly distribution fee          -               -         up to .75%(5)


(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases.

(2)  Paid at the time such shares are sold.

(3)  For Limited Duration Fund, fees are accrued at an annual rate of .25%.

(4)  For Limited Duration Fund, fees are accrued at an annual rate of .75%.

(5) Paid at each quarter-end after the first anniversary of the sale of such shares.

(6) For Limited Duration Fund, Class A Plan will not become active until the Fund net assets reach $100 million.

Class Y does not have a distribution plan.

Balanced Fund has entered into a Servicing Arrangement with the underlying funds pursuant to which each underlying fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of Balanced Fund in proportion to the average daily value of shares owned by Balanced Fund.

Commissions

Distributor received the following commissions on sales of Class A shares of the Trust after concessions were paid to authorized dealers for the six months ended May 31, 2001:

                                     Distributor                   Dealer
                                     Commissions              Concessions

--------------------------------------------------------------------------------
Balanced Fund                            $67,659                 $364,049
High Yield Fund                           22,918                  119,051
Limited DurationFund                      14,525                   75,591
U.S. Government Fund                      56,230                  272,759

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.


4.  DISTRIBUTIONS

Dividends from net investment income, if any, are declared daily and paid monthly for U.S. Government Fund and Limited Duration Fund, and declared and paid monthly for Balanced Fund and High Yield Fund. Net realized gains from securities transactions, reduced by capital loss carry forwards, if any, are declared and distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains.

At fiscal period ended November 30, 2000, the capital loss carryforwards along with the related expiration dates were as follows:

                                                                                                                    Expiration Date
                          2001           2002          2003           2004          2005          2007          2008           Total
------------------------------------------------------------------------------------------------------------------------------------

High Yield Fund         $      -  $          -   $         -  $          -    $        -  $    222,803  $  1,012,806  $  1,235,609
Limited Duration Fund    690,609       337,525       155,213             -             -       243,562         8,261     1,435,170
U.S. Government Fund           -   351,704,549    42,077,390   135,807,633    43,030,400    42,258,127    11,406,737   626,284,836



5.  PORTFOLIO SECURITIES TRANSACTIONS

The Trust may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by Lord Abbett. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of May 31, 2001, the value of securities loaned for U.S. Government Fund was $154,187,547. These loans were collateralized by cash of $157,088,200 which is invested in a restricted money market account. Income from securities lending of $40,176 is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) for the six months ended May 31, 2001, are as follows:

                                         Purchases                    Sales
--------------------------------------------------------------------------------
Balanced Fund                       $   30,835,250           $   19,120,058
High Yield Fund                         34,684,649               20,114,887
Limited Duration Fund                   65,989,786               59,701,207
U.S. Government Fund                 3,869,028,435            3,939,977,579

As of May 31, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes were as follows:

                                                                                    Net
                                              Gross               Gross       Unrealized
                                          Unrealized         Unrealized     Appreciation
                            Tax Cost     Appreciation      Depreciation   (Depreciation)
-----------------------------------------------------------------------------------------
Balanced Fund         $  124,336,175      $         -      $ (1,244,833)   $ (1,244,833)
High Yield Fund           47,766,077        1,174,625        (3,723,074)     (2,548,449)
Limited Duration Fund     28,411,246           42,300           (35,456)           6,844
U.S. Government Fund   1,565,814,592       15,571,220       (20,635,798)     (5,064,578)

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as cumulative amortization of premium, and deferred loss on wash sales.

U.S.Government Fund had the following futures obligations at May 31, 2001:

                                                                                Unrealized
                                                                              Appreciation
Type                       Expiration  Contracts   Position    Market Value  (Depreciation)
-------------------------------------------------------------------------------------------

U.S. 5 Year Note       September 2001         30      Short     $  310,031     $  (9,056)
U.S. 10 Year Note           June 2001        233      Short      2,415,919       260,960
-------------------------------------------------------------------------------------------
Total                                                                           $251,904
-------------------------------------------------------------------------------------------

High Yield Fund had the following forward foreign currency exchange contract outstanding at May 31, 2001:

                                                   Value at
                             Settlement         Settlement Date         Current      Unrealized
--------------------------------------------------------------------------------------------------
Currency              Type          Date Local Currency   U.S. Dollars    Value     Appreciation
--------------------------------------------------------------------------------------------------
Euro                  Sell      9/26/2001       150,000     $155,015    $147,716         $7,299
--------------------------------------------------------------------------------------------------


6. TRUSTEES' REMUNERATIO

The Trustees associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Trustees may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Trust or other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon is included in Trustees' fee on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expenses.

8. SUMMARY OF CAPITAL TRANSACTIONS


Balanced Fund
=======================================================================================================
                                                      Six Months Ended               Year Ended
                                                   May 31, 2001(unaudited)       November 30, 2000
=======================================================================================================
Class A Shares                                     Shares         Amount          Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                     1,147,703    $13,033,570       1,454,294   $ 17,100,104
Reinvestment of distributions                     485,786      5,472,114         636,443      7,507,747
Shares reacquired                                (603,833)    (6,871,783)     (1,458,773)   (17,166,941)
-------------------------------------------------------------------------------------------------------
Increase                                        1,029,656    $11,633,901         631,964   $  7,440,910
-------------------------------------------------------------------------------------------------------


Class B Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                       379,346    $ 4,297,262         418,167   $  4,904,461
Reinvestment of distributions                      93,323      1,049,769         108,680      1,280,340
Shares reacquired                                (153,056)    (1,734,777)       (258,926)    (3,042,498)
-------------------------------------------------------------------------------------------------------
Increase                                          319,613    $ 3,612,254         267,921   $  3,142,303
-------------------------------------------------------------------------------------------------------


Class C Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                       322,334    $ 3,638,219         382,651   $  4,509,104
Reinvestment of distributions                      94,215      1,058,687         124,833      1,469,123
Shares reacquired                                (188,197)    (2,141,192)       (360,248)    (4,210,404)
-------------------------------------------------------------------------------------------------------
Increase                                          228,352    $ 2,555,714         147,236   $  1,767,823
-------------------------------------------------------------------------------------------------------


High Yield Fund
=======================================================================================================
Class A Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                     1,250,667    $11,072,513         948,423   $  8,865,697
Reinvestment of distributions                      91,893        801,422         128,815      1,193,505
Shares reacquired                                (869,389)    (7,622,566)       (445,528)    (4,127,551)
-------------------------------------------------------------------------------------------------------
Increase                                          473,171    $ 4,251,369         631,710   $  5,931,651
-------------------------------------------------------------------------------------------------------


Class B Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                       593,147    $ 5,168,412         414,256   $  3,838,208
Reinvestment of distributions                      33,823        293,872          50,774        470,381
Shares reacquired                                (143,843)    (1,262,253)       (320,769)    (2,984,102)
-------------------------------------------------------------------------------------------------------
Increase                                          483,127    $ 4,200,031         144,261   $  1,324,487
-------------------------------------------------------------------------------------------------------


Class C Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                       736,539    $ 6,455,681         227,753   $  2,141,061
Reinvestment of distributions                      30,782        267,998          43,005        398,341
Shares reacquired                                (205,010)    (1,764,410)       (200,599)    (1,829,969)
-------------------------------------------------------------------------------------------------------
Increase                                          562,311    $ 4,959,269          70,159    $   709,433
-------------------------------------------------------------------------------------------------------



Class Y Shares
=======================================================================================================
Reinvestment of distributions                           6.893     $   60              12.224  $     114
-------------------------------------------------------------------------------------------------------
Increase                                                6.893     $   60              12.224  $     114
-------------------------------------------------------------------------------------------------------

34


Notes to Financial Statements (unaudited)(continued)


Limited Duration U.S. Government Fund

=======================================================================================================
                                                        Six Months Ended               Year Ended
                                                   May 31, 2001 (unaudited)         November 30, 2000
=======================================================================================================
Class A Shares                                     Shares         Amount          Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                     5,077,191  $  22,533,404       1,274,153   $  5,542,009
Reinvestment of distributions                      72,446        320,544          68,188        297,348
Shares reacquired                              (3,089,055)   (13,706,645)     (1,623,563)    (7,079,767)
-------------------------------------------------------------------------------------------------------
Increase (Decrease)                             2,060,582   $  9,147,303        (281,222)  $ (1,240,410)
-------------------------------------------------------------------------------------------------------


Class C Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                       580,251   $  2,597,009         210,645    $   918,875
Reinvestment of distributions                      14,105         62,950          17,292         75,209
Shares reacquired                                (233,779)    (1,043,348)       (658,041)    (2,851,408)
-------------------------------------------------------------------------------------------------------
Increase (Decrease)                               360,577   $  1,616,611        (430,104)  $ (1,857,324)
-------------------------------------------------------------------------------------------------------


U.S. Government Fund
=======================================================================================================
Class A Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                    37,998,018  $  97,004,009      23,902,563  $  58,518,158
Reinvestment of distributions                   8,575,794     21,894,932      18,682,874     45,601,081
Shares reacquired                             (65,544,603)  (167,064,947)   (145,804,390)  (355,499,220)
-------------------------------------------------------------------------------------------------------
Decrease                                      (18,970,791) $ (48,166,006)   (103,218,953) $(251,379,981)
-------------------------------------------------------------------------------------------------------


Class B Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                     5,529,427  $  14,037,301       2,853,143   $  7,115,852
Reinvestment of distributions                     178,809        457,641         282,127        689,260
Shares reacquired                              (2,228,593)    (5,680,683)     (4,639,100)   (11,315,474)
-------------------------------------------------------------------------------------------------------
Increase (Decrease)                             3,479,643   $  8,814,259      (1,503,830)  $ (3,510,362)
-------------------------------------------------------------------------------------------------------


Class C Shares
-------------------------------------------------------------------------------------------------------
Shares sold                                     3,626,639   $  9,215,923       2,536,730   $  6,289,805
Reinvestment of distributions                     422,952      1,083,360         962,227      2,352,981
Shares reacquired                              (4,243,819)   (10,838,283)    (14,694,773)   (35,937,108)
-------------------------------------------------------------------------------------------------------
Decrease                                         (194,228)  $   (539,000)    (11,195,816) $ (27,294,322)

--------------------------------------------------------------------------------

Lord Abbett Investment Trust Trustees


Robert S. Dow
Chairman and President of the
Fund, Managing Partner,
Lord, Abbett & Co.

E. Thayer Bigelow
Former President and Chief Executive Officer,
Time Warner Cable Programming

William H.T. Bush
Chairman of the Board,
Bush-O'Donnell & Company

Robert B. Calhoun
Managing Director,
Monitor Clipper Partners

Stewart S. Dixon
Partner,
Wildman, Harrold, Allen & Dixon

Franklin W. Hobbs
Former Chairman,
Warburg Dillon Read

C. Alan MacDonald
Former President and
Chief Executive Officer,
Nestle Foods Corporation

Thomas J. Neff
Chairman,
Spencer Stuart
--------------------------------------------------------------------------------

Lord Abbett Investment Trust Officers


Robert S. Dow
Chairman and President

Zane E. Brown
Executive Vice President

Robert I. Gerber
Executive Vice President

Robert G. Morris
Executive Vice President

Christopher J. Towle
Executive Vice President

Paul A. Hilstad
Vice President and Secretary

Joan A. Binstock
Vice President

Daniel E. Carper
Vice President

W. Thomas Hudson, Jr.
Vice President

Eli M. Salzmann
Vice President

Thomas J. Baade
Vice President

Michael S. Goldstein
Vice President

Robert A. Lee
Vice President

Walter H. Prahl
Vice President

Richard S. Szaro
Vice President

Lawrence A. Kaplan
Vice President and
Assistant Secretary

A. Edward Oberhaus, III
Vice President

Tracie E. Richter
Vice President

Christina T. Simmons
Vice President and
Assistant Secretary

Francie W. Tai
Treasurer

Lydia Guzman
Assistant Secretary

Robert M. Hickey
Assistant Secretary
--------------------------------------------------------------------------------

Investment Managers and Underwriters-- Lord, Abbett & Co.
and Lord Abbett Distributor LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Custodian --
The Bank of New York
1 Wall Street
New York, NY 10286

Transfer Agent -- UMB, N.A.
Kansas City, MO 64106

Shareholder Servicing Agent --
DST Systems, Inc.
P.O. Box 1100
Kansas City, MO 64141

Independent Auditors--
Deloitte & Touche LLP
New York, NY 10281

Counsel--
Wilmer, Cutler & Pickering
Washington, DC 20037


Copyright(C)2001 by Lord Abbett Investment Trust, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973 This publication, when not used for the general information of shareholders of Lord Abbett Investment Trust, Inc., is to be distributed only if preceded or accompanied by a current Prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.
All rights reserved. Printed in the United States of America.

[PHOTO OF ROBERT S. DOW]

DEAR FELLOW SHAREHOLDER:

For more than seven decades, a hallmark of Lord Abbett has been our determination to produce consistent performance for shareholders whether markets are rising or falling. The past year was no exception. In what was widely regarded as one of the most challenging years for financial markets, many Lord Abbett Funds received widespread recognition and awards for superior performance. While this public recognition is gratifying, we measure our success solely on how well we meet the needs of you, our clients. We are committed to CLIENT PARTNERSHIP. Our INDEPENDENCE as a Firm allows us to focus on our clients' needs instead of those of a parent company. We emphasize TEAMWORK among our managers to develop investment solutions for our clients. We offer OPPORTUNITY within the Firm to nurture and retain the best investment talent in the industry. Finally, we insist on the highest INTEGRITY in all we propose and do.

We thank you for the confidence you have expressed in us and for the opportunity to help build your investment portfolio.

Sincerely,



/S/ Robert S. Dow

Robert S. Dow
Chairman

Investing in the Lord Abbett Family of Funds

GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                 Income Funds                   Tax-Free          Money
                          Income Funds                                            Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------

All Value Fund             Affiliated Fund          Bond-Debenture Fund           o California       U.S. Government
                                                                                  o Connecticut      Money Market Fund(2)(3)
Alpha Fund                 Balanced Fund            Core Fixed Income Fund        o Florida
                                                                                  o Georgia
Global Equity Fund         Large-Cap                High Yield Fund               o Hawaii
                           Research Fund                                          o Michigan
Growth                                              Global Income Fund            o Minnesota
Opportunities Fund                                                                o Missouri
                                                    U.S. Government Fund(2)       o National
International Fund                                                                o New Jersey
                                                    Limited Duration              o New York
Large-Cap Growth Fund                               U.S. Government Fund(2)       o Pennsylvania
                                                                                  o Texas
Mid-Cap Value Fund                                  Total Return Fund             o  Washington

Small-Cap Blend Fund                                World Bond-
                                                    Debenture Fund
Developing
Growth Fund(1)

Small-Cap Value Fund(1)




For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Read it carefully before investing.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-hour Automated Shareholder Service Line: 800-865-7582
Website: www.LordAbbett.com


(1) Lord Abbett Developing Growth Fund and Lord Abbett Small-CapValue Fund are closed to new investors.

(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe that your Investment Professional provides value in helping you identify and understand your investment objectives and, ultimately, offering Fund recommendations suitable for your individual needs.


LORD ABBETT LOGO



                                                                     LAIT-3-501
                                                                          (7/01)
Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973